UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM N-CSR
___________________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7762
___________________

First Eagle Funds
(Exact name of registrant as specified in charter)
___________________

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

Robert Bruno
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: October 31, 2008

Date of reporting period: April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

First Eagle Funds

Semi-Annual Report

April 30, 2008

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Fund of America

ADVISED BY ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on the Form N-Q from the Funds, shareholders can call 1-800-334-2143.

A copy of the Trust’s policies and procedures with respect to the voting of proxies relating to the Trust’s portfolio investments and information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at 1-800-334-2143. This information also is available on the SEC’s website at http://www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.’’ Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

FIRST EAGLE FUNDS

LETTER FROM THE PRESIDENT

John P. Arnhold	Dear Fellow Shareholder,

Since my last letter six months ago, we have continued to experience market volatility, increasing fears of rising inflation, a further decline in the U.S. dollar versus other major currencies, and escalating commodity prices. The credit crisis and sub-prime meltdown continue to plague financial institutions and consumers are affected each day by rising gas and food prices. During these uncertain times I am reminded as to why our investment team has remained successful through time. By adhering to a disciplined investment philosophy, the team has continued to focus on producing positive absolute returns. Our first concern is preparing for what can go wrong. We attempt to position the portfolios to avoid losses and appreciate over time for our shareholders. We have always believed that the key to preserving wealth is to start by not losing it and by focusing first and foremost on preserving capital, we can help our clients achieve their long-term investment goals.

Our global investment approach, which has served our shareholders so well for many years, continues. The Global Value Team is now comprised of twelve investment professionals who continue to evaluate companies one by one, seeking to uncover quality businesses trading at discounts based on our estimation of their intrinsic values. In order to do this successfully, we adhere to a thorough and comprehensive research process and seek to minimize risk to our shareholders by requiring a quantifiable margin of safety from each investment.

At First Eagle, we have never focused on benchmark returns and have often been criticized for underperforming on a relative basis, typically during bull-market environments. However, the investment philosophy and discipline that Jean-Marie created has allowed us to avoid being directly affected by the last six market bubbles and continues to serve us during this difficult period. It is at times like these when we appreciate our team’s true discipline and unwillingness to follow the herd by investing in misunderstood risks and non-transparent securities. As a stakeholder, we hope you understand that our investment process and focus on limiting downside risk may help protect your assets on an absolute basis over the long-term, which is what we believe matters most.

I am also very pleased that our First Eagle Fund of America, managed by Harold Levy and David Cohen of Iridian Asset Management, continued to deliver consistently strong performance as it looked for undervalued companies poised to benefit from a corporate event. It has served its shareholders well over the long-term and we believe it is an undiscovered mutual fund treasure. There are few peers with the long-term performance record, risk profile and the same management team since inception available for investment today.

In closing, please be assured that your investments continue to be managed in the same manner as they have for years. As Jean-Marie recently stated in our semi-annual conference call, he will remain actively engaged in the management of your portfolios through March 2009 and will serve as an adviser and significant investor in the funds for many years to come. We here at First Eagle continue to build out the team with his help and that of Abhay Deshpande, Associate Portfolio Manager of First Eagle Global,

Overseas and U.S. Value Funds and Bruce Greenwald, Director of Research. Further, our investors can be confident that Jean-Marie has instilled his investment wisdom and discipline deeply within each member of this team.

Thank you for your continued confidence in our investment team and its disciplined approach to value investing.

Sincerely,

John P. Arnhold
President

May 2008

Past performance is no guarantee of future result. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

PERFORMANCE

FIRST EAGLE FUNDS	Average Annual Returns[1] as of April 30, 2008 (Unaudited)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
FIRST EAGLE GLOBAL FUND
First Eagle Global Fund - Class A (SGENX)
without sales load	5.69%	15.48%	19.05%	13.90%	15.54%	1/1/79	[2]
with sales load	0.41%	13.53%	17.84%	13.47%	15.40%	1/1/79	[2]
First Eagle Global Fund - Class I (SGIIX)	5.97%	15.78%	19.35%	—	15.03%	7/31/98
First Eagle Global Fund - Class C (FESGX)	3.89%	14.63%	18.17%	—	15.52%	6/5/00

MSCI World Index[3]	(2.47%)	12.36%	15.18%	5.02%	11.14%	1/1/79
FIRST EAGLE OVERSEAS FUND
First Eagle Overseas Fund - Class A (SGOVX)
without sales load	2.20%	15.57%	20.78%	15.17%	14.38%	8/31/93
with sales load	(2.91%)	13.61%	19.55%	14.73%	14.08%	8/31/93
First Eagle Overseas Fund - Class I (SGOIX)	2.46%	15.86%	21.09%	—	16.06%	7/31/98
First Eagle Overseas Fund - Class C (FESOX)	0.44%	14.70%	19.88%	—	15.81%	6/5/00

MSCI EAFE Index[4]	(1.78%)	16.25%	20.42%	6.66%	7.30%	8/31/93
FIRST EAGLE U.S. VALUE FUND
First Eagle U.S. Value Fund - Class A (FEVAX)
without sales load	5.20%	9.68%	13.67%	—	12.13%	9/4/01
with sales load	(0.06%)	7.82%	12.51%	—	11.27%	9/4/01
First Eagle U.S. Value Fund - Class I (FEVIX)	5.43%	9.95%	13.94%	—	12.39%	9/4/01
First Eagle U.S. Value Fund - Class C (FEVCX)	3.31%	8.85%	12.82%	—	11.29%	9/4/01

Standard & Poor’s 500 Index[5]	(4.68%)	8.23%	10.62%	—	4.91%	9/4/01
FIRST EAGLE GOLD FUND
First Eagle Gold Fund - Class A (SGGDX)
without sales load	20.72%	28.36%	22.61%	16.48%	10.26%	8/31/93
with sales load	14.68%	26.18%	21.36%	16.03%	9.98%	8/31/93
First Eagle Gold Fund - Class I (FEGIX)	21.02%	28.67%	—	—	21.59%	5/15/03
First Eagle Gold Fund - Class C (FEGOX)	18.54%	27.39%	—	—	20.40%	5/15/03

MSCI World Index[3]	(2.47%)	12.36%	15.18%	5.02%	8.09%	8/31/93
FTSE Gold Mines Index[6]	18.97%	24.28%	19.99%	7.79%	2.63%	8/31/93
FIRST EAGLE FUND OF AMERICA
First Eagle Fund of America - Class A (FEFAX)
without sales load	5.10%	13.60%	14.54%	—	9.53%	11/20/98
with sales load	0.06%	11.73%	13.43%	—	8.94%	11/20/98
First Eagle Fund of America - Class C (FEAMX)	3.31%	12.73%	13.71%	8.14%	8.68%	3/2/98
First Eagle Fund of America - Class Y (FEAFX)	5.07%	13.56%	14.54%	8.96%	13.44%	4/10/87

Standard & Poor’s 500 Index[5]	(4.68%)	8.23%	10.62%	3.89%	10.16%	4/10/87

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS PERFORMANCE—(Continued)

(1)

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds’ short term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling (800) 334-2143. The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares “with sales load’’ of First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The average annual returns for Class A Shares “with sales load’’ of First Eagle U.S. Value Fund and First Eagle Fund of America give effect to the deduction of the maximum sales load of 5.00%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.
Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without load.
Class Y Shares of First Eagle Fund of America are offered without load.
(2)	Commencement of management by Mr. Jean-Marie Eveillard since January 1, 1979.
(3)

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland.

(4)

The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

(5)

The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

(6)	The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios7

	Class A	Class I	Class C	Class Y

First Eagle Global Fund	1.12%	0.87%	1.87%	—
First Eagle Overseas Fund	1.12%	0.87%	1.87%	—
First Eagle U.S. Value Fund	1.20%	0.95%	1.95%	—
First Eagle Gold Fund	1.20%	0.95%	1.95%	—
First Eagle Fund of America	1.40%	—	2.15%	1.40%

(7)

These expense ratios are presented as of October 31, 2007 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund
First Eagle U.S. Value Fund • First Eagle Gold Fund

LETTER FROM THE PORTFOLIO MANAGER

Jean-Marie Eveillard

Dear Fellow Shareholder,

Over the past two months or so, equity markets have improved. Investors want to believe that the financial crisis has come and gone. They remember the five or six previous crises in the past twenty years and the opportunities they provided after a few uncomfortable months. They assume, in a Pavlovian reflex, a similar outcome.

This is the worst financial crisis since the Great Depression. It came after a 25-year long credit boom (briefly interrupted in 1990). Toward the end of the boom, the financial acrobatics in the residential real estate market were truly extraordinary. Then the credit cycle turned. Since last August, when the sub-prime housing problem surfaced, the Fed has taken major, sometimes unusual, steps to slow and arrest the de-leveraging, and then get credit expansion going again.

Admittedly, the quasi-panic that briefly gripped the markets has receded. However, housing prices are still declining, the negative economic consequences of the financial crisis are still to come, and there may be unintended consequences (dollar’s status, domestic inflation…) to the bold initiatives of the Fed.

There may also be political consequences: for years, incomes of many Americans have barely budged, the value of their main asset—housing—has declined (thereby reducing or eliminating their access to home equity loans), oil and food prices have moved up sharply, financial firms (now begging for—and getting—help from Washington) contributed to the crisis that may lead to rising unemployment. Resentment (and associated populist policies) may be around the corner.

The lesson here is that the monetary authorities should have paid attention to the writings in the 1930’s of the Austrian School of Economics pointing to the financial excesses of the 1920’s as the leading cause of the Great Depression.

Investing is a matter of balancing circumstances and prices. Circumstances are somewhat dubious. As for equity prices in the U.S. and Europe, they were at their March lows briefly and barely off 20% from their October 2007 highs, which themselves came after a 5-year bull market. Accordingly, pickings there have been slim. They included American Express Company in the U.S.

In Japan, however, equity prices declined for longer, and much more. We saw value in the stocks of a few industrial companies, some of them world-class. Even if we assumed a 30% decline in operating profits over the next twelve months, valuations were still in our view moderate. We bought shares in FANUC Limited, and added to our Keyence Corporation and SMC Corporation.

In emerging countries, some markets are sharply down. Therefore, in the next few months, we shall look at a number of businesses there, particularly in India. Asia is—probably—the future.

All told, circumstances are such that we still own some gold as insurance against “extreme outcomes.” And from the bottom up, we do not see—so far—enough opportunities in equities, so there is some cash as a residual. We also own some fixed-income securities in Asian currencies, some high-yield bonds and some U.S. dollar, euro and Swedish krone-denominated inflation-indexed bonds.

As I wrote in my letters in June and November 2007, we are long-term investors and we hope that the Funds’ shareholders are too.

Jean-Marie Eveillard
Portfolio Manager

May 2008

Past performance is no guarantee of future result. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund
First Eagle U.S. Value Fund • First Eagle Gold Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended April 30, 2008 global markets were negatively impacted by the U.S.-centered credit crisis. What began early last year as a localized credit problem in the sub-prime mortgage market spread in the beginning months of the year into higher quality credit instruments. The resulting turmoil led to especially poor performance among highly leveraged companies and instruments tied to them but most securities and equity markets suffered at least a little collateral damage. For instance, indices in countries as unrelated as Japan, Germany, and India were down 17%, 14%, and 13%, respectively. From October 31, 2007 to April 30, 2008 the MSCI World Index declined 9.37% and the MSCI EAFE Index by 9.21%. The Standard & Poor’s 500 Index declined 9.64%. Gold increased in price by 10.2% while the dollar lost 7.3% of its value versus the euro and 10% versus the yen.

Jean-Marie Eveillard

First Eagle Global Fund

The net asset value (“NAV”) of the Fund’s Class A shares decreased 0.16% for the six month period while the MSCI World Index declined 9.37%. The Fund’s cash position decreased from 18% at the beginning of the period to 12% on April 30, 2008.

Though global mergers and acquisitions declined in the period, we did benefit from some activity. Koninklijke Grolsch NV (Netherlands), Phoenixtec Power Company, Limited (Taiwan) and Getty Images, Inc. (U.S.) were subject to offers that we viewed as adequate.

Abhay Deshpande

The five largest contributors to the performance of First Eagle Global Fund over the period were gold bullion (gold, U.S.), Apache Corporation (energy, U.S), Industrias Peñoles, SAB de C.V. (mining, Mexico), Shimano Inc. (bicycle parts, Japan) and Kirin Holdings Company, Limited (brewery, Japan) collectively accounting for 1.75% points of this period’s performance.

The five largest detractors were SK Telecom Company, Limited ADR (telecom, South Korea), Gold Fields Limited ADR (gold mining, South Africa), Cintas Corporation (uniform rentals, U.S.), Microsoft Corporation (software, U.S.) and Wendel (holding company, France). Their combined negative performance over the six month period subtracted 1.33% points from the Fund’s performance.

In most of these instances, prices declined in the absence of changes in our estimates of business value. In some cases, the Fund seized these opportunities to add to the positions at prices we deemed attractive.

As of April 30, 2008, our yen position remained unhedged against the U.S. dollar but our euro position was hedged 55% against the U.S. dollar. We were also 10% hedged on the Swiss franc and 100% hedged on the British pound.

First Eagle Overseas Fund

The NAV of the Fund’s Class A shares decreased 2.06% for the six month period while the MSCI EAFE Index declined 9.21%. The Fund’s cash position decreased from 12% at the beginning of the period to 6% on April 30, 2008.

Though global mergers and acquisitions declined in the period, we did benefit from some activity. Koninklijke Grolsch NV (Netherlands), Phoenixtec Power Company, Limited (Taiwan) and Hilti AG (Switzerland) were subject to offers that we viewed as adequate.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were Shimano Inc. (bicycle parts, Japan), gold bullion (gold, U.S.), Industrias Peñoles, SAB de C.V. (mining, Mexico), Koninklijke Grolsch NV (beer, Netherlands) and Petroleo Brasileiro SA ADR (energy, Brazil) collectively accounting for 2.20% points of this period’s performance.

The five largest detractors were SK Telecom Company, Limited (telecom, South Korea), Gold Fields Limited ADR (gold mining, South Africa), Société BIC SA (office supplies, France), Guoco Group Limited (financial services, Hong Kong) and Laurent-Perrier (champagne, France). Their combined negative performance over the six month period subtracted 1.52% points from the Fund’s performance.

In most of these instances, prices declined in the absence of changes in our estimates of business value. In some cases, the Fund seized these opportunities to add to the positions at prices we deemed attractive.

As of April 30, 2008, our yen position remained unhedged against the U.S. dollar but our euro position was hedged 55% against the U.S. dollar. We were also 10% hedged on the Swiss franc and 100% hedged on the British pound.

First Eagle U.S. Value Fund

The NAV of the Fund’s Class A shares increased 0.13% for the six month period while the Standard & Poor’s 500 Index declined 9.64%. The Fund’s cash position decreased from 16% at the beginning of the period to 5% on April 30, 2008.

Though mergers and acquisitions declined in the period, we did benefit from some activity. Getty Images, Inc. (media) was subject to an offer that we viewed as adequate.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Apache Corporation (energy), Helmerich & Payne, Inc. (oil and gas drilling), Wal-Mart Stores, Inc. (retail), gold bullion (gold) and UniFirst Corporation (uniform rental), collectively accounting for 3.0% points of this period’s performance.

The five largest detractors were Sanofi-Aventis ADR (pharmaceutical), Cintas Corporation (uniform rental), Tronox Inc. (chemicals), Yankee Acquisition Corporation (retail) and Microsoft Corporation (software). Their combined negative performance over the six month period subtracted 2.26% points from the Fund’s performance.

In most of these instances, prices declined in the absence of changes in our estimates of business value. In some cases, the Fund seized these opportunities to add to the positions at prices we deemed attractive.

First Eagle Gold Fund

The NAV of the Fund’s Class A shares declined 5.44% for the six month period while the FTSE Gold Mines Index declined 12.63%. The Fund’s cash position decreased from 2.5% at the beginning of the period to 2.4% on April 30, 2008.

The five largest contributors to the performance of First Eagle Gold Fund over the period were gold bullion (U.S.), Randgold Resources Limited (South Africa), Industrias Peñoles, SAB de C.V. (Mexico), Metallica Resources Inc. (Canada) and Independence Group NL (Australia) collectively accounting for 4.77% points of this period’s performance.

The five largest detractors were Lihir Gold Limited (Australia), Gold Fields Limited ADR (South Africa), IAMGOLD Corporation (Canada), AngloGold Ashanti Limited ADR (South Africa) and Newcrest Mining Limited (Australia). Their combined negative performance over the six month period subtracted 5.84% points from the Fund’s performance.

In most of these instances, prices declined in the absence of changes in our estimates of business value. In some cases, the Fund seized these opportunities to add to the positions at prices we deemed attractive.

We look at gold as insurance, insurance against “extreme outcomes.” In the U.S., the current financial crisis is the worst since the Great Depression. The status of the U.S. dollar as the world’s reserve currency is suspect, and the other major currencies (the euro, the yen) are not particularly appealing. There is a scarcity side to gold: as we pointed out a year ago, the value of all above ground gold is about 1% of the value of global real estate plus financial assets. So, from a long-term standpoint, gold as insurance still makes sense, we believe.

General Commentary

Our focus has always been, and remains, on preservation of capital. To the Global Value team, minimizing loss is more important than maximizing gain. Together with our team of analysts, we continue to search the globe for what we believe are mispriced securities and recent declines have allowed us to make use of excess cash. In particular, we continue to find value in Japan and have begun looking at some high yield opportunities as well.

As always, we appreciate your confidence and thank you for your support.

Jean-Marie Eveillard	Abhay Deshpande
Portfolio Manager	Associate Portfolio Manager,
First Eagle Global, Overseas
May 2008	and U.S. Value Funds

Past performance is no guarantee of future result. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

FUND OVERVIEW

FIRST EAGLE GLOBAL FUND	Data as of April 30, 2008 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that helps minimize risk.

ASSET ALLOCATION

COUNTRIES

United States	32.07%	Brazil	0.53%
Japan	21.19%	India	0.50%
France	13.27%	United Kingdom	0.49%
Switzerland	4.25%	Taiwan	0.25%
South Korea	3.65%	Canada	0.24%
Italy	2.27%	Belgium	0.19%
Germany	1.44%	Sweden	0.11%
Mexico	1.36%	Other	0.32%
Hong Kong	1.34%
Singapore	1.30%
South Africa	1.03%
Netherlands	0.95%
Malaysia	0.86%
Thailand	0.55%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	5.69%	19.05%	13.90%
with sales load	0.41%	17.84%	13.47%
MSCI World Index	(2.47%)	15.18%	5.02%
Consumer Price Index	3.94%	3.17%	2.83%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS
Gold bullion (precious metal)	4.80%
Berkshire Hathaway Inc., Class ‘A’ (U.S. holding company)	2.55%
Sodexo (French food management services provider)	2.03%
Pargesa Holding SA (Swiss diversified financials company)	1.91%
SMC Corporation (Japanese automated control devices manufacturer)	1.72%
Secom Company, Limited (Japanese security services provider)	1.68%
Wendel (French holding company)	1.67%
Sanofi-Aventis (French health care company)	1.63%
Keyence Corporation (Japanese sensors manufacturer)	1.58%
Shimano Inc. (Japanese bicycle parts manufacturer)	1.37%

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS
April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S. (25.01%)

	Consumer Discretionary (1.47%)
3,385,151	McDonald’s Corporation	$76,677,208	$201,687,297
2,837,980	International Speedway Corporation, Class ‘A’ (c)	142,336,484	120,387,112
390,000	Weyco Group, Inc.	1,285,374	10,650,900
185,000	St. John Knits International Inc. (a)	3,180,703	4,509,375

		223,479,769	337,234,684

	Consumer Staples (0.00%)
4,369	Seneca Foods Corporation, Class ‘A’ (a)	65,753	89,564

	Energy (3.66%)
3,033,633	ConocoPhillips Company	143,979,202	261,347,483
1,868,081	Apache Corporation	121,326,511	251,593,149
3,536,320	San Juan Basin Royalty Trust (c)	124,324,979	135,900,778
1,107,340	Murphy Oil Corporation	45,709,775	100,037,096
1,042,780	Helmerich & Payne, Inc.	30,576,616	56,049,425
1,141,326	BJ Services Company	30,827,279	32,265,286

		496,744,362	837,193,217

	Financials (1.85%)
5,456,933	American Express Company	238,198,544	262,041,923
1,545,470	Legg Mason, Inc.	108,404,247	93,160,932
1,912,740	Willis Group Holdings Limited	63,879,298	66,467,715
65,674	East Texas Financial Services, Inc. (c)	492,555	981,826

		410,974,644	422,652,396

	Health Care (1.40%)
2,913,470	Johnson & Johnson	171,652,603	195,464,702
2,499,370	Wellpoint Inc. (a)	118,103,478	124,343,657

		289,756,081	319,808,359

	Holding Companies (2.56%)
4,349	Berkshire Hathaway Inc., Class ‘A’ (a)	363,235,288	582,113,650
2,485	J.G. Boswell Company	573,840	2,460,150

		363,809,128	584,573,800

	Industrials (3.84%)
9,973,631	Cintas Corporation (c)	361,277,175	295,319,214
3,342,210	3M Company	272,794,353	257,015,949
1,175,510	Alliant Techsystems Inc. (a)	130,466,425	129,282,590
9,778,961	Blount International, Inc. (a)(c)	127,911,050	120,965,748
1,576,258	UniFirst Corporation	37,181,601	73,784,637

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S.—(continued)

	Industrials—(continued)
4,654	Conbraco Industries, Inc. (a)(c)	$1,494,362	$1,419,470
365,000	Kaiser Ventures LLC (a)(b)(c)(d)(e)(f )	—	1,047,550

		931,124,966	878,835,158

	Materials (0.46%)
1,523,330	Vulcan Materials Company	102,434,431	104,835,571

	Media (1.75%)
14,156,665	Comcast Corporation-Special Class ‘A’	298,898,125	286,530,900
3,400,450	Getty Images, Inc. (a)(c)	133,280,462	111,024,693
34,924	Mills Music Trust (c)	1,055,337	1,314,015

		433,233,924	398,869,608

	Paper and Forest Products (2.40%)
5,905,362	Rayonier Inc. (c)	132,354,108	248,202,365
5,998,248	Plum Creek Timber Company, Inc.	213,655,422	244,968,448
1,028,158	Deltic Timber Corporation (c)	50,721,718	54,235,334

		396,731,248	547,406,147

	Precious Metals (0.76%)
7,231,612	Newmont Mining Corporation Holding Company	141,938,366	173,199,002

	Real Estate (0.01%)
137,785	Price Legacy Corporation Pfd., Series ‘A’	1,343,932	1,687,866
192,250	LandCo LLC (a)(b)(d)(e)(f )	669,030	669,030
21,124	Security Capital European Realty (a)(d)(f )	—	—

		2,012,962	2,356,896

	Retail (2.67%)
2,236,590	Costco Wholesale Corporation	82,585,202	159,357,038
4,637,446	Barnes & Noble, Inc. (c)	130,777,398	149,696,757
2,408,250	Tiffany & Company	73,591,936	104,855,205
3,598,150	The Home Depot, Inc.	94,046,983	103,626,720
797,725	Wal-Mart Stores, Inc.	34,878,845	46,252,095
2,219,567	Dillard’s Inc., Class ‘A’	40,158,446	45,279,167

		456,038,810	609,066,982

	Technology and Telecommunications (1.49%)
4,792,737	Microsoft Corporation	108,243,282	136,688,859
5,470,010	Maxim Integrated Products, Inc.	138,929,570	115,034,310
2,534,490	Linear Technology Corporation	82,493,960	88,605,770

		329,666,812	340,328,939

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S.—(continued)

	Utilities (0.69%)
4,440,260	IDACORP, Inc. (c)	$148,334,642	$144,042,034
325,000	CalEnergy Capital Trust 6 ½% Conv. Pfd.	14,327,813	14,300,000

		162,662,455	158,342,034

	Total Common and Preferred Stocks—U.S.	4,740,673,711	5,714,792,357

	Common and Preferred Stocks—Non-U.S. (52.31%)

	Belgium (0.19%)
2,210,071	Deceuninck (c)(1)	55,268,004	43,002,443

	Brazil (0.53%)
1,196,220	Petroleo Brasileiro SA ADR (3)	33,538,839	120,937,842

	Canada (0.24%)
1,864,130	Harry Winston Diamond Corporation (9)	49,623,285	55,227,998

	Chile (0.07%)
7,600,803	Quinenco SA (8)	5,676,192	16,943,679

	France (12.35%)
6,914,732	Sodexo (1)	258,358,340	462,829,143
2,773,458	Wendel (c)(7)	205,711,877	382,630,189
4,771,587	Sanofi-Aventis (6)	389,867,805	372,486,617
2,912,639	Neopost SA (c)(8)	282,256,376	303,765,433
1,836,680	Air Liquide (9)	233,583,884	276,520,080
3,715,033	Rémy Cointreau SA (c)(2)	156,953,568	230,445,319
2,892,943	Carrefour SA (2)	195,311,694	203,677,640
3,008,319	Essilor International SA (6)	122,689,871	187,075,778
2,179,805	Société BIC SA (8)	123,366,196	111,564,582
422,686	Guyenne et Gascogne SA (c)(2)	57,835,938	72,440,606
1,683,950	Vivendi SA (10)	63,417,857	68,335,616
657,810	Total SA (3)	44,053,939	55,231,686
55,978	Société Sucrière de Pithiviers-le-Vieil (c)(2)	30,226,768	45,397,506
158,407	Robertet SA (2)	20,913,866	20,862,817
42,252	Robertet SA C.I. (2)	800,508	4,538,092
104,457	Gaumont SA (10)	6,087,824	9,754,237
385,000	Sabeton SA (c)(7)	4,841,233	7,730,851
70,000	NSC Groupe (c)(8)	12,400,388	7,082,528

		2,208,677,932	2,822,368,720

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—Non-U.S.—(continued)

	Germany (1.44%)
1,594,305	Fraport AG (16)	$53,543,202	$115,249,887
872,521	Hornbach Holding AG Pfd. (14)	63,413,466	80,131,780
697,298	Pfeiffer Vacuum Technology AG (c)(8)	59,860,743	66,752,944
1,337,532	Bertelsmann AG D.R.C. (10)	33,414,943	46,220,437
386,842	Hornbach Baumarkt AG (14)	21,504,161	21,376,611

		231,736,515	329,731,659

	Hong Kong (0.65%)
8,128,650	Guoco Group Limited (7)	74,964,068	87,136,817
24,198,970	Shaw Brothers (Hong Kong) Limited (c)(10)	24,380,422	58,991,209
20,738,780	City e-Solutions Limited (c)(1)	936,898	2,687,456

		100,281,388	148,815,482

	India (0.50%)
4,362,480	Tata Motors Limited (1)	59,322,590	71,550,486
1,001,999	Nestlé India Limited (2)	12,190,035	43,497,861

		71,512,625	115,048,347

	Italy (2.27%)
16,294,025	Italcementi S.p.A. RNC (c)(9)	228,613,091	260,227,164
3,210,039	Italcementi S.p.A. (9)	63,866,506	69,704,595
1,291,611	Italmobiliare S.p.A. RNC (9)	96,844,550	92,745,336
844,422	Italmobiliare S.p.A. (9)	91,683,994	80,324,626
2,373,788	Gewiss S.p.A. (8)	14,488,035	15,112,702

		495,496,176	518,114,423

	Japan (21.19%)
3,392,000	SMC Corporation (8)	408,105,342	392,578,299
8,254,790	Secom Company, Limited (8)	372,594,261	382,784,993
1,425,230	Keyence Corporation (15)	312,957,895	361,308,606
6,887,970	Shimano Inc. (c)(1)	154,872,876	312,144,652
26,505,650	Sompo Japan Insurance Inc. (4)	289,674,998	293,815,924
2,724,570	FANUC Limited (8)	252,723,797	285,313,055
5,211,900	Ono Pharmaceutical Company, Limited (6)	237,044,527	274,639,042
11,490,100	Toho Company, Limited (c)(10)	216,544,758	262,001,801
4,567,060	Canon Inc. (15)	218,295,606	227,532,570
9,448,600	THK Company, Limited (c)(8)	183,755,498	208,661,298
1,684,610	Hirose Electric Company, Limited (15)	189,811,382	198,844,505
10,972,000	Kirin Holdings Company, Limited (2)	145,500,358	194,473,772
4,329,700	Astellas Pharma Inc. (6)	181,371,971	176,299,162
27,577,100	Aioi Insurance Company, Limited (4)	110,358,117	173,058,687

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—Non-U.S.—(continued)

	Japan—(continued)
4,348,874	Mitsui Sumitomo Insurance Group Holdings, Inc. (a)(4)	$154,023,656	$172,496,671
7,522,450	MISUMI Group Inc. (c)(8)	125,229,010	145,584,182
3,663,695	Meitec Corporation (c)(8)	109,855,533	104,426,277
5,141,460	Aiful Corporation (4)	88,728,107	100,489,374
10,215,760	PARK24 Company, Limited (c)(8)	102,739,103	92,786,017
5,102,700	T. Hasegawa Company, Limited (c)(2)	79,177,152	84,869,817
3,045,610	Shimachu Company, Limited (c)(14)	76,929,113	83,453,361
8,453,000	NIPPONKOA Insurance Company, Limited (4)	41,599,718	82,039,655
2,937,480	Chofu Seisakusho Company, Limited (c)(1)	53,277,954	60,508,570
3,113,500	Circle K Sunkus Company, Limited (2)	54,512,401	46,952,326
3,169,992	Nissin Healthcare Food Service Company, Limited (2)	44,621,605	36,445,417
1,725,100	Ariake Japan Company, Limited (c)(2)	29,754,119	24,180,324
2,060,700	Seikagaku Corporation (6)	21,875,804	22,704,719
407,830	Mabuchi Motor Company, Limited (15)	24,369,065	20,122,869
1,051,300	Aderans Company, Limited (2)	24,356,774	19,761,922
188,760	Shoei Company, Limited (7)	491,308	2,777,824
64	Cosel Company, Limited (8)	1,031	696

		4,305,152,839	4,843,056,387

	Malaysia (0.58%)
65,658,435	Genting Berhad (1)	149,283,413	133,021,204

	Mexico (1.36%)
10,607,020	Industrias Peñoles, SAB de C.V. (12)	22,303,247	309,827,131

	Netherlands (0.39%)
1,733,453	Heineken Holding NV (2)	43,207,659	89,043,639

	Singapore (0.49%)
3,238,180	United Overseas Bank Limited (4)	41,783,813	48,649,609
12,704,120	Fraser & Neave Limited (2)	12,799,700	44,721,945
13,467,250	ComfortDelgro Corporation Limited (16)	3,279,184	17,356,621

		57,862,697	110,728,175

	South Africa (1.03%)
13,448,440	Gold Fields Limited ADR (12)	213,626,143	181,553,940
749,210	Gold Fields Limited (12)	2,173,737	9,896,440
2,876,557	Harmony Gold Mining Company, Limited ADR (a)(12)	35,612,420	33,626,951
1,000,000	Harmony Gold Mining Company, Limited (a)(12)	4,591,642	11,399,511

		256,003,942	236,476,842

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—Non-U.S.—(continued)

	South Korea (3.65%)
560,890	Samsung Electronics Company, Limited Pfd. (15)	$109,912,101	$288,654,306
1,862,671	KT&G Corporation (2)	87,524,545	154,193,081
6,526,491	SK Telecom Company, Limited ADR (15)	155,122,977	147,302,902
5,219,873	Kangwon Land Inc. (1)	103,995,236	109,327,615
51,900	Lotte Confectionery Company, Limited (2)	21,157,499	61,804,817
39,989	Nam Yang Dairy Products Company, Limited (c)(2)	7,325,466	31,507,814
124,183	SK Holdings Company Limited (3)	15,948,637	19,259,419
1,589,160	Daeduck GDS Company, Limited (c)(15)	14,042,994	12,410,236
1,869,420	Daeduck Electronics Company, Limited (15)	13,292,480	9,863,095

		528,321,935	834,323,285

	Switzerland (4.25%)
3,820,052	Pargesa Holding SA (7)	241,364,420	437,479,174
496,303	Nestlé SA (2)	118,927,370	236,981,881
40,274	Lindt & Spruengli AG PC (2)	67,067,587	123,818,802
2,080	Lindt & Spruengli AG (2)	60,901,565	67,824,566
847,356	Kuehne & Nagel International AG (16)	4,831,442	90,853,562
39,740	Edipresse SA (10)	10,811,875	13,344,027

		503,904,259	970,302,012

	Thailand (0.55%)
26,375,300	Bangkok Bank Public Company Limited NVDR (4)	84,757,791	114,783,709
448,850	Bangkok Bank Public Company Limited (4)	1,459,292	1,981,678
577,000	The Oriental Hotel Public Company, Limited (1)	2,636,472	9,971,492

		88,853,555	126,736,879

	United Kingdom (0.46%)
1,609,143	Anglo American Plc (12)	35,465,322	104,332,506

	Miscellaneous (0.12%)
1,404,222	Banco Latinoamericano de Exportaciones SA ADR (4)	22,983,667	26,399,374

	Total Common and Preferred Stocks—Non U.S.	9,265,153,491	11,954,438,027

Ounces

	Commodity (4.80%)
1,249,002	Gold bullion (a)	693,749,790	1,096,061,595

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

	Principal Amount		Cost (Note 1)	Value (Note 1)

		Notes, Bonds and Convertible Bonds (6.04%)

		U.S. Treasury Notes (1.35%)
	$79,217,526	U.S. Treasury Inflation Index Note 4 1/4% due 1/15/2010 (g)(5)	$81,441,126	$85,090,792
	132,615,903	U.S. Treasury Inflation Index Note 2 3/8% due 4/15/2011 (g)(5)	136,956,348	140,137,744
	79,792,185	U.S. Treasury Inflation Index Note 1 7/8% due 7/15/2013 (g)(5)	83,848,603	83,837,968

			302,246,077	309,066,504

		U.S. Dollar Notes and Bonds (0.99%)
	13,500,000	GATX Corporation 8 7/8% due 6/1/2009 (4)	13,319,318	14,002,821
	4,910,000	American Standard Companies Inc. 8 1/4% due 6/1/2009 (8)	4,968,816	5,113,927
	12,721,000	Pulte Homes, Inc. 8 1/8% due 3/1/2011 (1)	12,416,837	12,593,790
	30,962,000	Pulte Homes, Inc. 7 7/8% due 8/1/2011 (1)	29,814,196	30,342,760
	5,000,000	Pulte Homes, Inc. 5.2% due 2/15/2015 (1)	4,129,206	4,437,500
	6,900,000	Briggs & Stratton Corporation 8 7/8% due 3/15/2011 (1)	7,079,804	7,176,000
	3,500,000	Toys ‘R’ Us, Inc. 7 5/8% due 8/1/2011 (14)	3,451,298	3,080,000
	28,930,000	Blount International, Inc. 8 7/8% due 8/1/2012 (8)	28,958,612	29,219,300
	21,147,000	Tronox Worldwide LLC 9 1/2% due 12/1/2012 (9)	21,623,491	18,292,155
	12,522,000	Sirius Satellite Radio Inc. 9 5/8% due 8/1/2013 (10)	12,264,285	10,612,395
	2,810,655	Avis Budget Car Rental LLC 7 5/8% due 5/15/2014 (8)	2,756,224	2,582,289
	14,500,000	Level 3 Financing, Inc. 9 1/4% due 11/1/2014 (15)	14,025,902	13,267,500
	12,554,000	Yankee Acquisition Corporation 8 1/2% due 2/15/2015 (1)	12,451,108	10,670,900
	22,554,000	Yankee Acquisition Corporation 9 3/4% due 2/15/2017 (1)	21,736,983	18,212,355
	28,622,000	Valassis Communications, Inc. 8 1/4% due 3/1/2015 (10)	26,157,519	25,616,690
	2,000,000	Legrand SA 8 1/2% due 2/15/2025 (8)	1,957,275	2,155,604
	4,200,000	Bausch & Lomb Inc. 7 1/8% due 8/1/2028 (6)	3,561,775	3,528,000

	10,000,000	Christiania Bank Floating Rate Perpetual Notes (3.0261% @ 4/30/2008) (4)	6,826,750	6,350,000

	3,500,000	Den Norske Bank Floating Rate Perpetual Notes (2.9886% @ 4/30/2008) (4)	2,610,000	2,368,236

	3,170,000	Den Norske Bank Floating Rate Perpetual Notes (3.0447% @ 4/30/2008) (4)	2,059,625	1,997,100

	5,500,000	Bergen Bank Floating Rate Perpetual Notes (2.9636% @ 4/30/2008) (4)	3,888,750	3,795,000

			236,057,774	225,414,322

		Non U.S. Dollar Notes and Bonds (3.70%)
EUR	2,959,000	Koninklijke Ahold NV 5 7/8% due 5/9/2008 (14)	3,391,364	4,604,873
SEK	125,000,000	Sweden Government I/L 4.6745% due 12/1/2008 (g)(5)	17,287,391	25,552,187
HKD	199,650,000	Hong Kong Government 3.34% due 12/19/2008 (5)	25,612,102	26,003,336
HKD	675,950,000	Hong Kong Government 2.52% due 3/24/2009 (5)	87,205,895	87,825,323
HKD	324,050,000	Hong Kong Government 3.63% due 12/19/2011 (5)	43,462,373	43,602,698
MYR	165,000,000	Malaysian Government 4.305% due 2/27/2009 (5)	43,535,957	52,643,618
MYR	37,014,000	Malaysian Government 3.756% due 4/28/2011 (5)	9,915,147	11,820,882

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

	Principal Amount		Cost (Note 1)	Value (Note 1)

		Notes, Bonds and Convertible Bonds—(continued)

		Non U.S. Dollar Notes and Bonds—(continued)
EUR	2,500,000	Independent News & Media Plc 5 3/4% due 5/17/2009 (10)	$2,850,468	$3,696,924
SGD	52,947,000	Singapore Government 2 3/8% due 10/1/2009 (5)	32,235,350	39,731,716
SGD	154,630,000	Singapore Government 4 5/8% due 7/1/2010 (5)	110,772,512	122,534,810
SGD	30,327,000	Singapore Government 3 5/8% due 7/1/2011 (5)	21,774,392	23,913,784
EUR	13,650,000	Waterford Wedgwood Plc 9 7/8% due 12/1/2010 (b)(1)	16,030,383	8,605,271
GBP	3,000,000	Marks & Spencer Group Plc 6 3/8% due 11/7/2011 (14)	5,191,409	5,788,839
TWD	1,741,500,000	Taiwan Government 2% due 7/20/2012 (5)	52,804,175	56,517,831
EUR	106,082,529	Republic of France O.A.T. I/L 3% due 7/25/2012 (g)(5)	141,641,180	174,515,540
EUR	31,750,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	37,244,134	48,866,037
EUR	50,300,000	UPC Holding BV 7 3/4% due 1/15/2014 (b)(10)	58,565,257	75,556,562
EUR	5,000,000	Wendel 4 7/8% 9/21/2015 (7)	5,914,606	6,508,143
EUR	5,000,000	Wendel 4 3/8% 8/9/2017 (7)	5,635,338	5,863,952
EUR	12,000,000	FINEL 9 1/2% due 6/30/2017 (b)(d)(e)(f)(11)	14,474,400	9,339,597
EUR	15,000,000	FINEL 9 1/2% due 10/15/2017 (b)(d)(e)(f)(11)	18,067,500	11,674,496

			753,611,333	845,166,419

		Total Notes, Bonds and Convertible Bonds	1,291,915,184	1,379,647,245

		Short-Term Investments (12.17%)
	$25,000,000	7-Eleven Inc. 2.26% due 5/2/2008	24,998,431	24,998,431
	12,300,000	7-Eleven Inc. 2.23% due 5/6/2008	12,296,190	12,296,190
	11,379,000	7-Eleven Inc. 2.2% due 5/9/2008	11,373,437	11,373,437
	10,500,000	7-Eleven Inc. 2.25% due 5/9/2008	10,494,750	10,494,750
	50,000,000	Altria Group, Inc. 3.01% due 5/19/2008	49,924,750	49,924,750
	25,000,000	Altria Group, Inc. 3.08% due 5/21/2008	24,957,222	24,957,222
	25,000,000	Altria Group, Inc. 3.1% due 5/28/2008	24,941,875	24,941,875
	25,000,000	Altria Group, Inc. 3.1% due 6/6/2008	24,922,500	24,922,500
	3,240,000	Altria Group, Inc. 3.15% due 6/13/2008	3,227,810	3,227,810
	50,581,000	AT&T Corporation 2.25% due 5/9/2008	50,555,710	50,555,710
	20,000,000	AT&T 2.25% due 5/12/2008	19,986,250	19,986,250
	47,053,000	AT&T 2.25% due 5/19/2008	47,000,065	47,000,065
	18,746,000	AT&T 2.15% due 5/22/2008	18,722,489	18,722,489
	29,176,000	AT&T 2.2% due 5/27/2008	29,129,643	29,129,643
	25,000,000	BASF Corporation 2.25% due 6/4/2008	24,946,875	24,946,875
	30,000,000	BASF Corporation 2.2% due 6/6/2008	29,934,000	29,934,000
	50,000,000	BASF Corporation 2.25% due 6/10/2008	49,875,000	49,875,000
	26,145,000	BASF Corporation 2.25% due 6/25/2008	26,055,127	26,055,127
	30,000,000	BASF Corporation 2.2% due 7/7/2008	29,877,167	29,877,167
	25,000,000	BMW US Capital LLC 2.13% due 5/8/2008	24,989,646	24,989,646
	12,670,000	Cintas Corporation 2.25% due 5/1/2008	12,670,000	12,670,000
	20,000,000	Cintas Corporation 2.3% due 5/2/2008	19,998,722	19,998,722

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Principal Amount		Cost (Note 1)	Value (Note 1)

	Short-Term Investments—(continued)
$14,500,000	Cintas Corporation 2.24% due 5/5/2008	$14,496,391	$14,496,391
9,500,000	Cintas Corporation 2.22% due 5/12/2008	9,493,556	9,493,556
21,354,000	The Clorox Company 2.85% due 5/2/2008	21,352,309	21,352,309
15,200,000	The Clorox Company 2.95% due 5/5/2008	15,195,018	15,195,018
22,742,000	The Clorox Company 2.9% due 5/7/2008	22,731,008	22,731,008
35,393,000	The Clorox Company 2.95% due 5/15/2008	35,352,396	35,352,396
45,000,000	ConocoPhillips Company 2.23% due 5/13/2008	44,966,550	44,966,550
25,000,000	Diageo Capital Plc 3.38% due 5/1/2008	25,000,000	25,000,000
31,496,000	Diageo Capital Plc 3.38% due 5/2/2008	31,493,043	31,493,043
24,100,000	Diageo Capital Plc 2.85% due 5/7/2008	24,088,553	24,088,553
25,000,000	Diageo Capital Plc 2.4% due 5/9/2008	24,986,667	24,986,667
15,019,000	Diageo Capital Plc 2.85% due 5/9/2008	15,009,488	15,009,488
26,431,000	Diageo Capital Plc 2.9% due 5/9/2008	26,413,967	26,413,967
14,095,000	Diageo Capital Plc 2.87% due 5/12/2008	14,082,639	14,082,639
20,000,000	Diageo Capital Plc 2.75% due 6/9/2008	19,940,417	19,940,417
10,000,000	The Dow Chemical Company 3.15% due 6/17/2008	9,958,875	9,958,875
25,000,000	The Dow Chemical Company 3.12% due 6/23/2008	24,885,167	24,885,167
37,983,000	The Dow Chemical Company 3.17% due 6/23/2008	37,805,735	37,805,735
25,000,000	The Dow Chemical Company 3.12% due 6/24/2008	24,883,000	24,883,000
20,000,000	Henkel AG & Company KGaA 2.17% due 5/2/2008	19,998,794	19,998,794
52,224,000	Henkel AG & Company KGaA 2.2% due 5/6/2008	52,208,043	52,208,043
21,700,000	Henkel AG & Company KGaA 2.2% due 5/9/2008	21,689,391	21,689,391
20,500,000	Henkel AG & Company KGaA 2.22% due 5/16/2008	20,481,038	20,481,038
30,000,000	Henkel AG & Company KGaA 2.17% due 6/2/2008	29,942,133	29,942,133
27,000,000	Hitachi Limited 2.9% due 5/27/2008	26,943,450	26,943,450
18,000,000	Hitachi Limited 2.85% due 5/30/2008	17,958,675	17,958,675
20,000,000	H.J. Heinz Company 2.75% due 5/2/2008	19,998,472	19,998,472
25,000,000	H.J. Heinz Company 2.85% due 5/9/2008	24,984,167	24,984,167
20,717,000	H.J. Heinz Company 2.75% due 5/12/2008	20,699,592	20,699,592
25,000,000	H.J. Heinz Company 3.05% due 5/13/2008	24,974,583	24,974,583
22,000,000	H.J. Heinz Company 2.8% due 6/2/2008	21,945,244	21,945,244
16,125,000	H.J. Heinz Company 2.8% due 6/6/2008	16,079,850	16,079,850
33,325,000	H.J. Heinz Company 2.9% due 6/6/2008	33,228,358	33,228,358
28,000,000	H.J. Heinz Company 2.95% due 6/13/2008	27,901,339	27,901,339
13,250,000	H.J. Heinz Company 2.85% due 6/25/2008	13,192,307	13,192,307
25,000,000	H.J. Heinz Company 2.9% due 6/25/2008	24,889,236	24,889,236
25,000,000	The Home Depot, Inc. 2.9% due 5/2/2008	24,997,986	24,997,986
15,000,000	ITT Corporation 2.9% due 5/2/2008	14,998,792	14,998,792
23,000,000	ITT Corporation 2.75% due 5/8/2008	22,987,701	22,987,701
20,539,000	ITT Corporation 2.85% due 5/8/2008	20,527,618	20,527,618
30,000,000	ITT Corporation 2.87% due 5/9/2008	29,980,867	29,980,867

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Principal Amount		Cost (Note 1)	Value (Note 1)

	Short-Term Investments—(continued)
$27,619,000	ITT Corporation 2.9% due 5/9/2008	$27,601,201	$27,601,201
13,540,000	ITT Corporation 2.4% due 5/13/2008	13,529,168	13,529,168
13,804,000	ITT Corporation 2.9% due 5/13/2008	13,790,656	13,790,656
11,841,000	ITT Corporation 2.9% due 5/16/2008	11,826,692	11,826,692
50,498,000	ITT Corporation 3% due 5/16/2008	50,434,877	50,434,877
17,661,000	ITT Corporation 3% due 5/20/2008	17,633,037	17,633,037
16,050,000	ITT Corporation 3% due 6/10/2008	15,996,500	15,996,500
19,825,000	ITT Corporation 3.02% due 6/10/2008	19,758,476	19,758,476
30,000,000	Kraft Foods Inc. 2.78% due 5/1/2008	30,000,000	30,000,000
25,000,000	Kraft Foods Inc. 2.75% due 5/2/2008	24,998,090	24,998,090
45,000,000	Kraft Foods Inc. 2.69% due 5/5/2008	44,986,550	44,986,550
23,023,000	Kraft Foods Inc. 2.73% due 5/5/2008	23,016,016	23,016,016
30,000,000	Kraft Foods Inc. 2.7% due 5/6/2008	29,988,750	29,988,750
30,460,000	Kraft Foods Inc. 2.81% due 5/7/2008	30,445,735	30,445,735
31,325,000	Kraft Foods Inc. 2.81% due 5/13/2008	31,295,659	31,295,659
28,276,000	Kraft Foods Inc. 2.82% due 5/22/2008	28,229,486	28,229,486
11,815,000	L’Oréal SA 2.18% due 5/16/2008	11,804,268	11,804,268
50,000,000	L’Oréal SA 2.22% due 5/16/2008	49,953,750	49,953,750
10,480,000	Nestlè Capital Corporation 2.2% due 5/9/2008	10,474,876	10,474,876
25,000,000	PepsiCo, Inc. 2.08% due 5/29/2008	24,959,556	24,959,556
54,923,000	Philip Morris USA 2.42% due 5/2/2008	54,919,307	54,919,307
23,369,000	Philip Morris USA 2.44% due 5/14/2008	23,348,409	23,348,409
25,000,000	Philip Morris USA 2.45% due 5/14/2008	24,977,882	24,977,882
25,000,000	Philip Morris USA 2.42% due 5/23/2008	24,963,028	24,963,028
50,000,000	Philip Morris USA 2.45% due 5/23/2008	49,925,139	49,925,139
44,762,000	Procter and Gamble Company 2.1% due 5/5/2008	44,751,556	44,751,556
10,000,000	The Sherwin-Williams Company 2.94% due 5/16/2008	9,987,750	9,987,750
16,000,000	The Sherwin-Williams Company 3% due 5/19/2008	15,976,000	15,976,000
20,000,000	The Sherwin-Williams Company 3% due 5/27/2008	19,956,667	19,956,667
10,000,000	The Sherwin-Williams Company 3% due 5/30/2008	9,975,833	9,975,833
18,000,000	The Sherwin-Williams Company 3.13% due 6/3/2008	17,948,355	17,948,355
10,000,000	The Sherwin-Williams Company 2.95% due 6/9/2008	9,968,042	9,968,042
29,298,000	Starbucks Corporation 2.85% due 5/1/2008	29,298,000	29,298,000
15,000,000	Starbucks Corporation 2.85% due 5/5/2008	14,995,250	14,995,250
20,225,000	Starbucks Corporation 2.9% due 5/6/2008	20,216,854	20,216,854
8,000,000	Telstra Corporation Limited 2.65% due 5/16/2008	7,991,167	7,991,167
25,000,000	Time Warner Inc. 2.94% due 5/2/2008	24,997,958	24,997,958
21,009,000	Time Warner Inc. 2.93% due 5/5/2008	21,002,160	21,002,160
50,000,000	Time Warner Inc. 2.93% due 5/7/2008	49,975,583	49,975,583
51,904,000	Time Warner Inc. 2.93% due 5/9/2008	51,870,205	51,870,205

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2008 (Unaudited)

Principal Amount		Cost (Note 1)		Value (Note 1)

	Short-Term Investments—(continued)
$25,000,000	Time Warner Inc. 3.09% due 5/22/2008	$24,954,937		$24,954,937
25,000,000	Time Warner Inc. 3.03% due 5/28/2008	24,943,187		24,943,187
32,147,000	Time Warner Inc. 2.93% due 6/3/2008	32,060,659		32,060,659
15,000,000	Unilever N.V. 2.18% due 5/23/2008	14,980,017		14,980,017
25,000,000	Vulcan Materials Company 3.05% due 5/5/2008	24,991,528		24,991,528
13,555,000	Vulcan Materials Company 2.97% due 5/14/2008	13,540,462		13,540,462
21,725,000	Vulcan Materials Company 3% due 5/14/2008	21,701,465		21,701,465
15,725,000	Wisconsin Electric Power Company 2.4% due 5/7/2008	15,718,710		15,718,710
27,000,000	Wisconsin Electric Power Company 2.45% due 5/9/2008	26,985,300		26,985,300

	Total Short-Term Investments	2,781,264,827		2,781,264,827

	Total Investments (100.33%)	$18,772,757,003	*	22,926,204,051	**

	Liabilities in excess of other assets (–0.33%)			(74,580,167)

	Net Assets (100.00%)			$22,851,623,884

*	At April 30, 2008 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of securities at April 30, 2008 were $4,567,162,936 and $413,715,888, respectively (net appreciation was $4,153,447,048).

Foreign Currency Exchange Contracts

Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at April 30, 2008	Unrealized Appreciation at April 30, 2008	Unrealized Depreciation at April 30, 2008

6/11/2008	1,209,628,000	euro	$1,791,032,306	$1,880,735,663	—	$(89,703,357)
6/11/2008	311,799,000	euro	481,482,408	484,786,644	—	(3,304,236)
7/16/2008	54,784,000	pound sterling	106,823,869	108,171,830	—	(1,347,961)
10/15/2008	96,225,000	Swiss franc	94,907,213	92,518,612	$2,388,601	—

			$2,474,245,796	$2,566,212,749	$2,388,601	$(94,355,554)

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2008 (Unaudited)

Foreign Currencies			Sector/Industry Classifications		Percent of Net Assets

EUR	—	euro	(1)	Consumer Discretionary	7.15%

GBP	—	pound sterling	(2)	Consumer Staples	8.04%

HKD	—	Hong Kong dollar	(3)	Energy	4.51%

MYR	—	Malaysian ringgit	(4)	Financials	6.41%

SEK	—	Swedish krona	(5)	Government Issues	4.26%

SGD	—	Singapore dollar	(6)	Health Care	5.94%

TWD	—	Taiwan dollar	(7)	Holding Companies	6.63%

			(8)	Industrials	13.35%

			(9)	Materials	4.19%

			(10)	Media	4.48%

			(11)	Paper and Forest Products	2.49%

			(12)	Precious Metals	8.40%

			(13)	Real Estate	0.01%

			(14)	Retail	3.54%

			(15)	Technology and Telecommunications	7.09%

			(16)	Transportation	0.98%

			(17)	Utilities	0.69%

(a)	Non-income producing security/commodity.
(b)

All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the six months ended April 30, 2008.

	Purchases		Sales		Realized Gain (Loss)	Dividend Income

Affiliate	Shares	Cost	Shares	Cost

Ariake Japan Company, Limited	511,900	$7,316,821	—	—	—	$219,702
Barnes & Noble, Inc.	3,290,296	100,611,034	—	—	—	857,703
Blount International, Inc.	967,810	11,606,321	—	—	—	—
Chofu Seisakusho Company, Limited	1,085,080	18,294,743	—	—	—	235,105
Cintas Corporation	2,623,100	85,614,509	—	—	—	4,492,682
City e-Solutions Limited	—	—	—	—	—	79,886
Conbraco Industries, Inc.	—	—	151	$73,688	($24,859)	—
Daeduck GDS Company, Limited	—	—	—	—	—	340,190
Deceuninck	275,696	6,662,060	—	—	—	—
Deltic Timber Corporation	638,528	31,718,310	—	—	—	96,087
East Texas Financial Services, Inc.	—	—	49,076	370,133	372,045	9,983
Getty Images, Inc.	—	—	—	—	—	—
Guyenne et Gascogne SA	237,630	35,771,253	—	—	—	—
IDACORP, Inc.	1,864,980	64,351,045	—	—	—	2,104,662
International Speedway Corporation, Class ‘A’	—	—	690,050	35,960,290	(8,473,915)	—
Italcementi S.p.A. RNC	3,993,897	58,748,465	—	—	—	—
Kaiser Ventures LLC	—	—	—	—	—	—
Meitec Corporation	—	—	—	—	—	1,122,857
Mills Music Trust	—	—	—	—	—	50,769
MISUMI Group Inc.	4,131,750	67,061,814	—	—	—	745,605
Nam Yang Dairy Products Company, Limited	—	—	7,403	1,807,636	5,335,322	27,528
Neopost SA	2,214,187	229,282,165	—	—	—	—
NSC Groupe	—	—	—	—	—	—
PARK 24 Company, Limited	—	—	1,213,040	13,918,521	(3,077,642)	—
Pfeiffer Vacuum Technology AG	608,204	54,211,564	—	—	—	—
Rayonier Inc.	—	—	—	—	—	5,905,362
Rémy Cointreau SA	1,319,373	77,931,651	—	—	—	—
Sabeton SA	—	—	—	—	—	—
San Juan Basin Royalty Trust	1,748,682	63,452,158	—	—	—	3,048,297
Shaw Brothers (Hong Kong) Limited	760,000	1,466,125	—	—	—	151,449
Shimachu Company, Limited	1,666,510	43,979,005	—	—	—	192,216
Shimano Inc.	1,936,400	70,917,066	—	—	—	944,702
Société Sucrière de Pithiviers-le-Vieil	3,835	3,028,607	—	—	—	1,943,753
T. Hasegawa Company, Limited	1,271,000	20,041,773	—	—	—	577,013
THK Company, Limited (8)	6,806,800	129,676,944	—	—	—	1,136,270
Toho Company, Limited	3,453,020	77,064,690	—	—	—	1,632,927
Wendel	1,308,259	172,660,682	—	—	—	—

Total					($5,869,049)	$25,914,748

(d)	Security for which there is less than three market makers.
(e)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2008 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal

Kaiser Ventures LLC	6/24/1993	—	$ 2.87
FINEL 9½% due 6/30/2017	6/22/2005	$14,474,400	0.78
FINEL 9½% due 10/15/2017	10/11/2005	18,067,500	0.78
LandCo LLC	9/6/2006	669,030	3.48

(f)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.10% of net assets.
(g)	Inflation protected security.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE OVERSEAS FUND	Data as of April 30, 2008 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management’s research-driven process seeks to minimize risk by focusing on undervalued securities.

ASSET ALLOCATION

COUNTRIES

Japan	29.98%	Mexico	1.24%
France	17.99%	South Africa	1.12%
United States	7.06%	Malaysia	1.10%
South Korea	6.11%	Chile	0.58%
Switzerland	5.05%	India	0.51%
Singapore	3.95%	Belgium	0.43%
Germany	3.28%	Australia	0.36%
Italy	2.82%	Ireland	0.15%
Hong Kong	2.48%	Sweden	0.12%
Thailand	2.07%	Other	0.36%
Netherlands	2.02%
Canada	1.55%
Brazil	1.43%
United Kingdom	1.41%
Taiwan	1.31%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	2.20%	20.78%	15.17%
with sales load	(2.91%)	19.55%	14.73%
MSCI EAFE Index	(1.78%)	20.42%	6.66%
Consumer Price Index	3.94%	3.17%	2.83%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (precious metal)	6.22%
Pargesa Holding SA (Swiss diversified financials company)	2.86%
Shimano Inc. (Japanese bicycle parts manufacturer)	2.78%
Sodexo (French food management services provider)	2.73%
Republic of France O.A.T. I/L (French government bonds)	2.07%
Sompo Japan Insurance Inc. (Japanese insurance company)	2.01%
Samsung Electronics Company, Limited (Pfd.)	1.79%
(South Korean electronics company)
Keyence Corporation (Japanese sensors manufacturer)	1.55%
SMC Corporation (Japanese automated control devices manufacturer)	1.55%
Sanofi-Aventis (French health care company)	1.55%

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS
 April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks (81.80%)

	Australia and New Zealand (0.41%)
11,118,174	Spotless Group Limited (c)(8)	$33,300,592	$32,996,215
5,750,000	Tasman Farms (a)(c)(2)	1,054,354	4,899,619

		34,354,946	37,895,834

	Belgium (0.43%)
2,027,619	Deceuninck (c)(1)	47,275,994	39,452,384

	Brazil (1.43%)
1,302,232	Petroleo Brasiliero SA ADR (3)	29,184,526	131,655,655

	Canada (1.11%)
905,890	EnCana Corporation (3)	18,012,558	73,204,971
782,650	Harry Winston Diamond Corporation (9)	17,836,894	23,187,327
225,892	Calfrac Well Services Limited (3)	4,211,062	5,474,607

		40,060,514	101,866,905

	Chile (0.58%)
24,062,197	Quinenco SA (8)	16,182,017	53,639,353

	Commonwealth of Independent States (0.00%)
100,000	First NIS Regional Fund SICAV (a)(b)(f )(7)	1,000,000	50,000
9,000	Baltic Republic Fund (a)(d)(7)	185,750	6,750

		1,185,750	56,750

	France (15.64%)
3,758,044	Sodexo (1)	111,683,443	251,540,086
1,825,563	Sanofi-Aventis (6)	151,179,916	142,509,774
1,028,510	Wendel (7)	44,759,990	141,894,695
1,186,430	Neopost SA (8)	83,868,726	123,735,356
814,500	Air Liquide SA (9)	102,537,324	122,626,481
1,477,554	Rémy Cointreau SA (2)	43,919,771	91,653,399
1,202,898	Carrefour SA (2)	69,676,803	84,690,029
527,048	Laurent-Perrier (c)(2)	17,208,120	76,223,611
1,111,540	Société BIC SA (8)	57,345,321	56,889,720
842,903	Essilor International SA (6)	20,908,156	52,416,893
613,300	Total SA (3)	41,767,710	51,494,494
378,980	Société Foncière Financière et de Participations (7)	26,414,747	41,141,027
358,791	Gaumont SA (10)	21,181,289	33,504,049
39,143	Société Sucrière de Pithiviers-le Vieil (c)(2)	15,598,306	31,744,517
227,140	Robertet SA (c)(2)	19,306,879	29,915,220
51,500	Robertet SA C.I. (2)	2,151,628	5,531,376
540,680	Zodiac SA (8)	29,615,032	28,926,556

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)

	France—(continued)
591,120	Vivendi SA (10)	$22,290,481	$23,987,974
120,246	Guyenne et Gascogne SA (2)	20,523,158	20,607,953
300,000	Frégate SAS 2% Conv. Pfd. due 3/31/2013 (a)(d)(e)(f)(7)	3,620,400	8,766,716
258,573	Trigano SA (1)	11,554,542	8,693,884
3,593,581	FINEL (b)(c)(d)(e)(f)(h)(11)	9,152,131	5,537,828
26,499	NSC Groupe (8)	4,385,060	2,681,142
100,000	Sabeton SA (7)	1,463,142	2,008,013
1,000	Société Vermandoise de Sucreries (2)	854,846	1,902,943

		932,966,921	1,440,623,736

	Germany (3.28%)
915,140	Pfeiffer Vacuum Technology AG (c)(8)	39,449,539	87,607,148
784,725	Fraport AG (16)	29,042,784	56,726,578
581,442	Hornbach Holding AG Pfd. (14)	39,598,447	53,399,268
1,358,769	Bertelsmann AG D.R.C. (10)	30,601,684	46,954,313
1,309,950	Tognum AG (a)(8)	32,519,141	37,722,749
175,755	Axel Springer AG (10)	8,171,772	19,377,682

		179,383,367	301,787,738

	Hong Kong (1.75%)
7,073,120	Guoco Group Limited (7)	52,605,628	75,821,835
17,482,440	Shaw Brothers (Hong Kong) Limited (10)	15,754,118	42,617,941
7,000,000	Hopewell Holdings Limited (13)	7,763,618	30,536,114
10,000,000	SmarTone Telecommunications Holdings Limited (15)	11,260,665	10,520,846
10,851,720	City e-Solutions Limited (1)	323,358	1,406,231

		87,707,387	160,902,967

	India (0.51%)
1,592,150	Tata Motors Limited (1)	19,869,354	26,113,382
482,001	Nestlé India Limited (2)	6,511,864	20,924,185

		26,381,218	47,037,567

	Italy (2.82%)
7,315,306	Italcementi S.p.A. RNC (9)	87,341,485	116,830,638
1,197,736	Italmobiliare S.p.A. RNC (9)	50,324,929	86,004,554
165,635	Italmobiliare S.p.A. (9)	19,155,452	15,755,830
6,486,195	Gewiss S.p.A. (c)(8)	26,275,520	41,294,309

		183,097,386	259,885,331

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)

	Japan (29.98%)
5,654,500	Shimano Inc. (c)(1)	$104,329,498	$256,247,042
16,714,550	Sompo Japan Insurance Inc. (4)	189,083,834	185,281,287
564,600	Keyence Corporation (15)	122,592,037	143,131,171
1,231,500	SMC Corporation (8)	156,971,922	142,529,533
2,915,900	Secom Company, Limited (8)	124,795,839	135,213,950
2,528,100	Ono Pharmaceutical Company, Limited (6)	104,432,562	133,217,246
1,015,780	Hirose Electric Company, Limited (15)	120,877,616	119,898,535
4,569,010	Toho Company, Limited (10)	70,977,622	104,184,372
926,600	FANUC Limited (8)	85,439,855	97,032,220
2,273,020	Astellas Pharma Inc. (6)	96,480,690	92,554,108
1,838,970	Canon Inc. (15)	88,676,122	91,618,146
13,002,200	Aioi Insurance Company, Limited (4)	41,005,681	81,594,644
1,878,480	Mitsui Sumitomo Insurance Group Holdings, Inc. (a)(4)	51,364,673	74,509,291
7,500,930	NIPPONKOA Insurance Company, Limited (4)	33,069,082	72,799,445
3,710,400	MISUMI Group Inc. (8)	63,141,616	71,808,460
2,387,767	Meitec Corporation (c)(8)	73,219,254	68,058,509
10,414,300	Nissay Dowa General Insurance Company, Limited (4)	52,846,046	60,465,301
3,374,991	T. Hasegawa Company, Limited (c)(2)	46,044,962	56,133,982
2,614,150	Nitto Kohki Company, Limited (c)(8)	45,743,799	53,472,673
9,513,700	Okumura Corporation (8)	49,089,448	46,759,551
2,371,880	AIFUL Corporation (4)	40,753,039	46,358,182
3,005,000	OSG Corporation (8)	35,696,828	42,120,383
2,022,800	Chofu Seisakusho Company, Limited (c)(1)	33,096,084	41,667,258
5,453,000	Kansai Paint Company, Limited (9)	41,956,987	37,250,194
2,016,000	Fuji Seal International, Inc. (c)(9)	45,363,163	32,198,055
3,341,200	Japan Wool Textile Company, Limited (1)	24,718,163	26,793,623
1,716,770	Circle K Sunkus Company, Limited (2)	30,450,607	25,889,303
936,347	Mandom Corporation (2)	15,567,941	24,759,930
1,760,700	Ariake Japan Company, Limited (c)(2)	38,204,234	24,679,321
2,181,200	Seikagaku Corporation (6)	17,605,118	24,032,383
2,068,330	Maezawa Kasei Industries Company, Limited (c)(8)	31,939,631	23,680,521
2,369,900	Yomeishu Seizo Company, Limited (c)(2)	21,291,577	23,318,681
2,376,980	Daiichikosho Company, Limited (10)	25,716,873	23,228,930
807,000	Shimachu Company, Limited (14)	16,965,249	22,112,766
1,017,260	Kose Corporation (2)	28,090,890	21,928,958
1,897,056	Nissin Healthcare Food Service Company, Limited (2)	32,039,654	21,810,464
853,360	Icom Inc. (c)(15)	22,353,412	20,112,724
1,584,170	Cosel Company, Limited (8)	26,081,305	17,226,663
100,000	ASAHI Broadcasting Corporation (10)	6,141,481	16,220,359
1,058,246	Matsumoto Yushi-Seiyaku Company, Limited (c)(9)	25,950,562	15,563,187
2,681,675	The Tokushima Bank, Limited (4)	18,101,280	15,338,539

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)

	Japan—(continued)
303,200	Mabuchi Motor Company, Limited (15)	$18,025,224	$14,960,287
1,547,100	PARK24 Company, Limited (8)	13,768,972	14,051,744
507,106	SK Kaken Company, Limited (8)	9,442,605	13,045,074
798,380	Chudenko Corporation (8)	12,166,734	12,506,360
654,602	Nagaileben Company, Limited (6)	12,342,356	11,916,108
594,300	Aderans Company, Limited (2)	11,805,545	11,171,417
435,730	As One Corporation (6)	9,859,070	9,392,982
1,214,470	Sansei Yusoki Company, Limited (c)(8)	10,203,089	8,843,087
1,460,000	Shingakukai Company, Limited (c)(1)	10,500,469	7,301,749
378,370	Doshisha Corporation, Limited (1)	6,380,105	5,876,290
69,500	ROHM Company. Limited (15)	4,514,438	4,827,545
312,785	Shoei Company, Limited (7)	1,376,325	4,602,997
423,700	Tachi-S Company, Limited (1)	3,263,755	3,426,135
325,000	Sonton Food Industry Company, Limited (2)	3,298,777	2,519,042
37,100	Tachihi Enterprise Company, Limited (13)	1,374,762	2,438,381
122,100	Milbon Company, Limited (2)	3,584,409	2,339,641

		2,430,172,871	2,762,018,729

	Malaysia (0.73%)
32,980,460	Genting Berhad (1)	74,275,581	66,817,013

	Mexico (1.24%)
3,901,620	Industrias Peñoles SAB de C.V. (12)	3,475,240	113,964,877

	Netherlands (1.07%)
496,018	Hal Trust NV (7)	13,919,475	62,540,211
698,529	Heineken Holding NV (2)	16,264,846	35,881,887

		30,184,321	98,422,098

	Singapore (2.90%)
19,044,420	Haw Par Corporation Limited (c)(8)	56,465,761	105,190,669
3,132,020	United Overseas Bank Limited (4)	40,462,665	47,054,688
9,974,000	Fraser & Neave Limited (2)	10,285,189	35,111,183
16,750,000	Singapore Airport Terminal Services Limited (16)	20,204,311	28,742,129
10,000,000	United Overseas Land Limited (7)	12,162,423	27,985,418
17,549,625	ComfortDelgro Corporation Limited (16)	6,946,456	22,617,994

		146,526,805	266,702,081

	South Africa (1.12%)
6,294,170	Gold Fields Limited ADR (12)	93,879,639	84,971,295
1,591,010	Harmony Gold Mining Company, Limited ADR (a)(12)	17,567,971	18,598,907

		111,447,610	103,570,202

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)

	South Korea (6.11%)
320,074	Samsung Electronics Company, Limited Pfd. (15)	$47,837,245	$164,721,672
1,077,369	KT&G Corporation (2)	47,344,293	89,185,286
3,424,534	SK Telecom Company, Limited ADR (15)	78,442,399	77,291,732
33,070	Lotte Confectionery Company, Limited (2)	10,159,503	39,381,220
2,189,230	Kangwon Land Inc. (1)	42,463,170	45,852,321
120,620	Nong Shim Company, Limited (2)	31,736,226	22,195,572
39,708	Nong Shim Holding Company, Limited (2)	3,625,272	2,799,936
939,030	Fursys Inc. (c)(8)	11,308,973	20,931,851
494,900	Hankuk Paper Manufacturing Company, Limited (c)(11)	17,020,271	19,422,844
22,950	Nam Yang Dairy Products Company, Limited (2)	4,912,653	18,082,581
28,850	Nam Yang Dairy Products Company, Limited Pfd. (2)	479,094	8,459,482
117,880	Pacific Corporation (2)	18,010,606	15,460,250
1,182,040	Dong Ah Tire & Rubber Company, Limited (1)	5,161,359	11,070,020
71,177	SK Holdings Company, Limited (3)	9,160,124	11,038,771
1,042,250	Daeduck GDS Company, Limited (c)(15)	8,149,986	8,139,248
1,087,440	Daeduck Electronics Company, Limited (15)	7,707,302	5,737,354
290,204	Sam-A Pharmaceutical Company, Limited (6)	2,323,904	2,043,425
23,136	Daekyo Company, Limited Pfd. (1)	905,979	1,003,756

		346,748,359	562,817,321

	Switzerland (5.05%)
2,300,398	Pargesa Holding SA (7)	128,181,891	263,445,685
226,015	Nestlé SA (2)	48,733,932	107,920,887
441,106	Kuehne & Nagel International AG (16)	2,511,589	47,295,412
1,072	Lindt & Spruengli AG (2)	9,210,853	34,955,738
35,000	Edipresse SA (10)	11,616,314	11,752,414

		200,254,579	465,370,136

	Taiwan (1.12%)
44,372,545	Compal Electronics Inc. (15)	45,382,197	49,622,634
18,842,980	Taiwan Secom Company, Limited (8)	30,321,751	41,154,715
12,908,067	Taiwan-Sogo Shinkong Security Company, Limited (8)	11,933,785	12,760,746

		87,637,733	103,538,095

	Thailand (2.07%)
592,872,785	Thai Beverage Public Company Limited (2)	102,744,140	120,072,184
14,789,489	Bangkok Bank Public Company Limited NVDR (4)	47,460,044	64,362,961
496,220	Bangkok Bank Public Company Limited (4)	1,613,300	2,190,817
250,000	The Oriental Hotel Public Company, Limited (1)	1,152,073	4,320,404

		152,969,557	190,946,366

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—(continued)

	United Kingdom (1.39%)
2,986,700	Spirax-Sarco Engineering Plc (8)	$20,282,387	$64,925,041
892,218	Anglo American Plc (12)	18,748,394	57,849,017
1,819,844	JZ Equity Partners, Plc (4)	3,167,687	4,186,993
656,219	Chrysalis Group Plc (a)(10)	3,646,833	1,503,283

		45,845,301	128,464,334

	United States (0.84%)
1,597,613	Newmont Mining Corporation Holding Company (12)	51,732,028	70,630,471
34,500	Third Avenue Global Value Fund L.P. (a)(b)(d)(7)	3,450,000	6,970,757
14,083	Security Capital European Realty (a)(d)(f)(13)	—	—

		55,182,028	77,601,228

	Miscellaneous (0.22%)
1,094,523	Banco Latinoamericano de Exportaciones SA ADR (4)	13,960,676	20,577,032

	Total Common and Preferred Stocks	5,276,460,687	7,535,613,732

Ounces

Commodity (6.22%)
652,751	Gold bullion (a)	343,206,873	572,821,259

Principal Amount

		Notes, Bonds and Convertible Bond (6.46%)

		U.S. Dollar Notes and Bonds (0.47%)
	$1,000,000	YPF Sociedad Anonima SA 9 1/8% due 2/24/2009 (3)	947,617	1,036,000
	5,000,000	Catalyst Paper Corporation 8 5/8% due 6/15/2011 (11)	4,438,713	4,312,500
	47,142,000	Catalyst Paper Corporation 7 3/8% due 3/01/2014 (11)	38,621,365	35,827,920
	2,000,000	Legrand SA 8 1/2% due 2/15/2025 (8)	2,061,744	2,155,604

			46,069,439	43,332,024

		Non U.S. Dollar Notes and Bonds (5.95%)
EUR	9,766,000	Koninklijke Ahold NV 5 7/8% due 5/9/2008 (14)	11,116,584	15,198,102
SEK	55,000,000	Sweden Government I/L 4.6745% due 12/1/2008 (g)(5)	7,524,078	11,242,962
HKD	164,250,000	Hong Kong Government 3.34% due 12/19/2008 (5)	21,070,814	21,392,677
HKD	351,150,000	Hong Kong Government 2.52% due 3/24/2009 (5)	45,273,297	45,624,473
MYR	50,260,000	Malaysian Government 4.305% due 2/27/2009 (5)	13,258,835	16,035,565
MYR	56,664,000	Malaysian Government 3.756% due 4/28/2011 (5)	15,178,898	18,096,354
EUR	5,500,000	Independent News & Media Plc 5 3/4% due 5/17/2009 (10)	6,238,558	8,133,232
EUR	13,869,993	Republic of France O.A.T. I/L 3% due 7/25/2009 (g)(5)	13,250,734	21,982,617
EUR	102,708,440	Republic of France O.A.T. I/L 3% due 7/25/2012 (g)(5)	135,066,942	168,964,853

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Principal Amount			Cost (Note 1)	Value (Note 1)

		Notes, Bonds and Convertible Bond—(continued)

		Non U.S. Dollar Notes and Bonds—(continued)
SGD	56,842,000	Singapore Government 2 3/8% due 10/1/2009 (5)	$34,591,318	$42,654,545
SGD	53,282,000	Singapore Government 4 5/8% due 7/1/2010 (5)	38,495,840	42,222,723
SGD	15,010,000	Singapore Government 3 5/8% due 7/1/2011 (5)	10,777,003	11,835,852
EUR	22,300,000	Waterford Wedgwood Plc 9 7/8% due 12/1/2010 (b)(1)	27,566,598	14,058,428
GBP	1,000,000	Marks & Spencer 6 3/8% due 11/7/2011 (1)	1,726,043	1,929,613
TWD	538,700,000	Taiwan Government 2% due 7/20/2012 (5)	16,376,974	17,482,719
EUR	29,150,000	UPC Holding BV 7 3/4% due 1/15/2014 (b)(10)	33,926,339	43,786,755
EUR	18,450,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	21,648,633	28,396,169
EUR	4,000,000	Wendel 4 7/8% due 11/4/2014 (7)	4,909,325	5,119,457
EUR	8,000,000	FINEL 9 1/2% due 6/30/2017 (b)(d)(e)(f)(11)	9,649,600	6,226,398
EUR	10,000,000	FINEL 9 1/2% due 10/15/2017 (b)(d)(e)(f)(11)	12,045,000	7,782,998

			479,691,413	548,166,492

		Non U.S. Dollar Convertible Bond (0.04%)
EUR	243,500	Havas SA 4% due 1/01/2009 (10)	1,986,854	4,087,405

		Total Notes, Bonds and Convertible Bond	527,747,706	595,585,921

		Short-Term Investments (5.52%)
	$15,621,000	7-Eleven Inc. 2.2% due 5/9/2008	15,613,363	15,613,363
	39,419,000	AT&T Corporation 2.25% due 5/9/2008	39,399,291	39,399,291
	20,000,000	AT&T Corporation 2.25% due 5/12/2008	19,986,250	19,986,250
	25,000,000	BASF Corporation 2.25% due 6/4/2008	24,946,875	24,946,875
	28,600,000	The Clorox Company 2.9% due 5/8/2008	28,583,873	28,583,873
	30,000,000	ConocoPhillips Company 2.23% due 5/13/2008	29,977,700	29,977,700
	10,000,000	The Dow Chemical Company 3.15% due 6/17/2008	9,958,875	9,958,875
	12,776,000	Henkel AG & Company KGaA 2.2% due 5/6/2008	12,772,096	12,772,096
	20,500,000	Henkel AG & Company KGaA 2.22% due 5/16/2008	20,481,038	20,481,038
	20,000,000	H.J. Heinz Company 2.75% due 5/2/2008	19,998,472	19,998,472
	10,000,000	ITT Corporation 2.9% due 5/2/2008	9,999,194	9,999,194
	19,461,000	ITT Corporation 2.85% due 5/8/2008	19,450,215	19,450,215
	20,000,000	ITT Corporation 2.87% due 5/9/2008	19,987,245	19,987,245
	23,460,000	ITT Corporation 2.4% due 5/13/2008	23,441,232	23,441,232
	6,496,000	ITT Corporation 2.9% due 5/13/2008	6,489,721	6,489,721
	1,977,000	Kraft Foods Inc. 2.73% due 5/5/2008	1,976,400	1,976,400
	19,540,000	Kraft Foods Inc. 2.81% due 5/7/2008	19,530,849	19,530,849
	22,194,000	L’Oréal SA 2.18% due 5/16/2008	22,173,840	22,173,840
	43,719,000	Philip Morris USA 2.42% due 5/2/2008	43,716,061	43,716,061
	26,631,000	Philip Morris USA 2.44% due 5/14/2008	26,607,535	26,607,535
	20,238,000	Procter and Gamble Company 2.1% due 5/5/2008	20,233,278	20,233,278
	25,172,000	Starbucks Corporation 2.85% due 5/1/2008	25,172,000	25,172,000

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Principal Amount		Cost (Note 1)		Value (Note 1)

	Short-Term Investments—(continued)
$21,008,000	Time Warner Inc. 2.93% due 5/5/2008	$21,001,161		$21,001,161
20,000,000	Vulcan Materials Company 3.05% due 5/5/2008	19,993,222		19,993,222
6,775,000	Wisconsin Electric Power Company 2.4% due 5/7/2008	6,772,290		6,772,290

	Total Short-Term Investments	508,262,076		508,262,076

	Total Investments (100.00%)	$6,655,677,342	*	9,212,282,988	**

	Other assets in excess of liabilities (0.00%)			368,518

	Net Assets (100.00%)			$9,212,651,506

*	At April 30, 2008 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of securities at April 30, 2008 were $2,776,608,267 and $220,002,621, respectively (net appreciation was $2,556,605,646).

Foreign Currency Exchange Contracts

Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at April 30, 2008	Unrealized Appreciation at April 30, 2008	Unrealized Depreciation at April 30, 2008

6/11/2008	885,999,000	euro	$1,310,369,938	$1,377,555,675	—	$(67,185,737)
6/11/2008	97,937,000	euro	151,650,000	152,272,937	—	(622,937)
7/16/2008	63,991,000	pound sterling	124,776,690	126,351,189	—	(1,574,499)
10/15/2008	47,189,000	Swiss franc	46,542,754	45,371,377	$1,171,377	—

			$1,633,339,382	$1,701,551,178	$1,171,377	$(69,383,173)

Foreign Currencies	Sector/Industry Classifications		Percent of Net Assets

EUR — euro	(1)	Consumer Discretionary	8.83%

GBP — pound sterling	(2)	Consumer Staples	12.07%

HKD — Hong Kong dollar	(3)	Energy	2.97%

MYR — Malaysian ringgit	(4)	Financials	7.32%

SEK — Swedish krona	(5)	Government Issues	4.53%

SGD — Singapore dollar	(6)	Health Care	5.08%

TWD — Taiwan dollar	(7)	Holding Companies	6.95%

	(8)	Industrials	15.84%

	(9)	Materials	4.88%

	(10)	Media	4.43%

	(11)	Paper and Forest Products	0.86%

	(12)	Precious Metals	9.97%

	(13)	Real Estate	0.36%

	(14)	Retail	0.99%

	(15)	Technology and Telecommunications	7.71%

	(16)	Transportation	1.69%

(a)	Non-income producing security/commodity.
(b)

All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

(c)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the six months ended April 30, 2008.

	Purchases		Sales
					Realized	Dividend
Affiliate	Shares	Cost	Shares	Cost	Gain/(Loss)	Income

Ariake Japan Company, Limited	—	—	—	—	—	$226,429
Chofu Seisakusho Company, Limited	444,700	$7,828,181	—	—	—	186,503
Daeduck GDS Company, Limited	—	—	—	—	—	223,113
Deceuninck	—	—	—	—	—	—
FINEL	—	—	—	—	—	—
Fuji Seal International, Inc.	469,700	7,396,350	—	—	—	250,747
Fursys Inc.	—	—	—	—	—	402,035
Gewiss S.p.A.	657,477	4,346,349	—	—	—	—
Hankuk Paper Manufacturing Company, Limited	—	—	—	—	—	105,943
Haw Par Corporation Limited	2,969,770	13,819,942	—	—	—	—
Icom Incorporated	—	—	—	—	—	146,324
Laurent-Perrier	—	—	14,570	$663,000	$2,012,667	—
Maezawa Kasei Industries Company, Limited	38,000	517,168	—	—	—	292,588
Matsumoto Yushi-Seiyaku Company, Limited	450,000	11,183,186	—	—	—	499,003
Meitec Corporation	—	—	—	—	—	696,025
Nitto Kohki Company, Limited	352,300	7,485,614	10,000	226,271	(13,610)	655,030
Pfeiffer Vacuum Technology AG	—	—	—	—	—	—
Robertet SA	—	—	—	—	—	—
Sansei Yusoki Company, Limited	179,180	1,055,791	—	—	—	72,640
Shimano Inc.	256,000	9,144,700	—	—	—	854,841
Shingakukai Company, Limited	434,000	2,565,382	—	—	—	200,276
Société Sucrière de Pithiviers-le Vieil	393	288,868	—	—	—	1,103,891
Spotless Group Limited	—	—	762,987	3,082,206	(283,745)	904,630
T. Hasegawa Company, Limited	227,500	3,884,872	—	—	—	281,259
Tasman Farms	—	—	—	—	—	—
Yomeishu Seizo Company, Limited	1,384,400	13,089,611	—	—	—	184,659

Total					$1,715,312	$7,285,936

(d)	Security for which there is less than three market makers.
(e)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2008 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal

FINEL	7/14/1999	$9,152,131	$1.54
FINEL 9 1/2% due 6/30/2017	6/22/2005	9,649,600	0.78
FINEL 9 1/2% due 10/15/2017	10/11/2005	12,045,000	0.78
Fregaté SAS 2% Conv. Pfd. due 3/31/2013	4/30/2004	3,620,400	29.22

(f)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.31% of net assets.
(g)	Inflation protected security.
(h)	Held through Financiere Bleue, LLC.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE U.S. VALUE FUND	Data as of April 30, 2008 (Unaudited)

THE INVESTMENT STYLE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

ASSET ALLOCATION

SECTOR / INDUSTRY

Industrials	14.45%
Media	10.83%
Energy	10.57%
Consumer Discretionary	9.76%
Health Care	8.32%
Technology	7.70%
Precious Metals	7.44%
Retail	7.39%
Holding Companies	5.01%
Paper & Forest Products	3.40%
Financials	3.25%
Materials	3.01%
Utilities	1.84%
Consumer Staples	1.19%
Government Bonds	0.69%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (9-04-01)
First Eagle U.S. Value Fund (A Shares)
without sales load	5.20%	13.67%	12.13%
with sales load	(0.06%)	12.51%	11.27%
Standard & Poor’s 500 Index	(4.68%)	10.62%	4.91%
Consumer Price Index	3.94%	3.17%	2.90%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load gives effect to the deduction of the maximum sales load of 5.00%. The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (precious metal)	5.68%
Berkshire Hathaway Inc., Class ‘A’(holding company)	5.01%
Getty Images, Inc. (media)	4.23%
Sanofi-Aventis ADR (French health care company)	3.71%
Apache Corporation (energy company)	3.44%
Blount International Inc. 8 7/8% due 8/01/2012 (outdoor industrial equipment manufacturer)	3.04%
Johnson & Johnson (health care products manufacturer)	2.68%
Yankee Acquisition Corporation (Notes) (consumer retail)	2.66%
Cintas Corporation (uniform designer and manufacturer)	2.62%
Blount International, Inc. (outdoor industrial equipment manufacturer)	2.52%

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS
April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S. (66.42%)

	Consumer Discretionary (4.19%)
279,880	International Speedway Corporation, Class ‘A’	$13,757,768	$11,872,510
157,990	McDonald’s Corporation	4,162,250	9,413,044
129,710	Weyco Group, Inc.	2,262,417	3,542,380
70,000	Hampshire Group, Limited (a)	1,171,963	679,000
600	St. John Knits International Inc. (a)	18,600	14,625

		21,372,998	25,521,559

	Consumer Staples (1.15%)
168,915	Seneca Foods Corporation 0% Conv. Pfd. due 12/31/2049 (a)(c)	2,542,171	3,462,757
54,364	Anheuser-Busch Companies Inc.	2,351,957	2,674,709
43,516	Seneca Foods Corporation, Class ‘A’ (a)	654,916	892,078

		5,549,044	7,029,544

	Energy (10.57%)
155,340	Apache Corporation	10,336,200	20,921,191
126,970	Murphy Oil Corporation	6,509,946	11,470,470
161,760	Helmerich & Payne, Inc.	4,793,133	8,694,600
100,808	ConocoPhillips Company	3,261,785	8,684,609
187,320	San Juan Basin Royalty Trust	6,926,898	7,198,708
179,422	BJ Services Company	4,887,125	5,072,260
27,131	SEACOR Holdings Inc. (a)	2,047,306	2,309,119

		38,762,393	64,350,957

	Financials (3.03%)
186,160	American Express Company	8,168,523	8,939,403
117,655	Willis Group Holdings Limited	3,929,706	4,088,511
48,800	Legg Mason, Inc.	3,428,603	2,941,664
49,620	Mercury General Corporation	2,712,236	2,475,542

		18,239,068	18,445,120

	Health Care (4.53%)
242,850	Johnson & Johnson	14,777,933	16,292,807
111,522	Covidien Limited	3,829,380	5,206,962
90,840	Wellpoint Inc. (a)	5,010,131	4,519,290
40,000	Dentsply International Inc.	580,150	1,554,800

		24,197,594	27,573,859

	Holding Companies (5.01%)
228	Berkshire Hathaway Inc., Class ‘A’ (a)	20,623,345	30,517,800

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S. — (continued)

	Industrials (11.20%)
538,210	Cintas Corporation	$19,947,819	$15,936,398
1,239,695	Blount International, Inc. (a)	13,695,961	15,335,027
290,862	UniFirst Corporation	8,235,507	13,615,250
108,150	3M Company	8,823,357	8,316,735
165,270	Copart, Inc (a)	4,842,500	6,754,585
39,810	Alliant Techsystems	4,390,499	4,378,304
175,010	UTI Worldwide, Inc.	3,615,331	3,846,720

		63,550,974	68,183,019

	Materials (0.97%)
63,090	Vulcan Materials Company	4,260,470	4,341,854
484,470	Tronox Inc. Class ‘A’	5,166,267	1,550,304

		9,426,737	5,892,158

	Media (7.75%)
789,390	Getty Images, Inc. (a)	28,065,728	25,773,584
473,085	Comcast Corporation-Special Class ‘A’	10,311,701	9,575,240
336,742	Liberty Interactive (a)	5,856,746	5,094,906
102,830	CBS Corporation, Class ‘B’	2,969,115	2,372,288
58,216	Liberty Entertainment (a)	84,175	1,510,705
72,795	News Corporation, Class ‘A’	1,162,784	1,303,031
33,410	Viacom Inc. (a)	1,141,884	1,284,280
14,554	Liberty Capital (a)	711,727	223,695

		50,303,860	47,137,729

	Paper and Forest Products (3.40%)
242,315	Plum Creek Timber Company, Inc.	8,168,606	9,896,145
168,900	Rayonier Inc.	5,603,666	7,098,867
70,292	Deltic Timber Corporation	3,415,633	3,707,903

		17,187,905	20,702,915

	Precious Metals (1.76%)
242,222	Newmont Mining Corporation Holding Company	11,430,875	10,708,635

	Real Estate (0.00%)
8,000	LandCo LLC (a)(b)(c)(d)	27,840	27,840

	Retail (7.39%)
237,034	Wal-Mart Stores, Inc.	10,698,940	13,743,231
172,800	Costco Wholesale Corporation	7,069,497	12,312,000
202,416	Barnes & Noble, Inc.	6,559,266	6,533,988
143,090	Tiffany & Company	4,845,079	6,230,139

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common and Preferred Stocks—U.S. — (continued)

	Retail—(continued)
121,510	The Home Depot, Inc.	$3,161,756	$3,499,488
129,220	Dillard’s Inc., Class ‘A’	2,516,729	2,636,088

		34,851,267	44,954,934

	Technology and Telecommunications (3.63%)
228,375	Microsoft Corporation	5,124,793	6,513,255
149,870	Linear Technology Corporation	4,906,570	5,239,455
225,174	Intel Corporation	4,418,164	5,012,373
175,370	Maxim Integrated Products	4,957,115	3,688,031
73,955	Dell Inc. (a)	1,662,205	1,377,782
150,000	Sanmina-SCI Corporation (a)	306,315	232,500

		21,375,162	22,063,396

	Utilities (1.84%)
194,840	IDACORP, Inc.	6,265,544	6,320,610
88,100	CalEnergy Capital Trust 6 ½ % Conv. Pfd.	3,778,987	3,876,400
40,000	Hawaiian Electric Industries, Inc.	845,477	986,000

		10,890,008	11,183,010

	Total Common and Preferred Stocks—U.S.	347,789,070	404,292,475

	Common Stocks—Non U.S. (4.71%)

	Canada (0.50%)
170,597	Franco-Nevada (a)(7)	2,615,303	3,031,857

	France (3.71%)
585,440	Sanofi-Aventis ADR (5)	23,933,179	22,586,275

	United Kingdom (0.50%)
90,110	Amdocs Limited (a)(9)	3,134,747	2,827,652
108,139	JZ Equity Partners, Plc (3)	215,410	248,800

		3,350,157	3,076,452

	Total Common Stocks—Non U.S.	29,898,639	28,694,584

Ounces

	Commodity (5.68%)
39,366	Gold bullion (a)	22,847,023	34,545,613

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2008
(Unaudited)

Principal Amount		Cost (Note 1)		Value (Note 1)

	Notes, Bonds and Convertible Bonds (18.04%)

	U.S. Treasury Note (0.69%)
$3,988,448	U.S. Treasury Inflation Index Note 2 3/8% due 4/15/2011 (e)(4)	$4,119,236		$4,214,669

	U.S. Dollar Notes and Bonds (17.35%)
1,075,000	GATX Corporation 8 7/8% due 6/1/2009 (3)	1,059,315		1,115,039
500,000	American Standard Companies Inc. 8¼% due 6/1/2009 (6)	505,456		520,767
3,000,000	Pulte Homes, Inc. 4.875% due 7/15/2009 (1)	2,816,632		2,910,000
2,000,000	Pulte Homes, Inc. 6¼% due 2/15/2013 (1)	1,784,159		1,870,000
1,000,000	Briggs & Stratton Corporation 8 7/8% due 3/15/2011 (1)	1,024,476		1,040,000
8,000,000	Beazer Homes USA, Inc. 8 5/8% due 5/15/2011 (1)	6,667,671		6,940,000
6,814,000	Celestica Inc. 7 7/8% 7/1/2011 (9)	6,565,519		6,890,658
18,300,000	Blount International, Inc. 8 7/8% due 8/1/2012 (6)	18,554,568		18,483,000
9,681,000	Tronox Worldwide LLC 9½% due 12/1/2012 (7)	9,903,967		8,374,065
3,800,000	Sanmina-SCI Corporation 6¾% due 3/1/2013 (9)	3,301,470		3,458,000
3,520,000	Celestica Inc. 7 5/8% 7/1/2013 (9)	3,292,967		3,467,200
1,000,000	Texas Industries, Inc. 7¼% due 7/15/2013 (7)	1,000,000		995,000
12,786,000	Sirius Satellite Radio Inc. 9 5/8% due 8/1/2013 (8)	12,320,720		10,836,135
250,000	Jostens, Inc. 10¼% due 12/1/2013 (a)(1)	189,101		241,250
250,000	Elizabeth Arden Inc. 7¾% due 1/15/2014 (2)	250,000		247,500
814,345	Avis Budget Car Rental LLC 7 5/8% due 5/15/2014 (6)	798,574		748,179
6,862,000	Level 3 Financing, Inc. 9¼% due 11/1/2014 (9)	6,630,181		6,278,730
5,424,000	Yankee Acquisition Corporation 8½% due 2/15/2015 (1)	5,524,001		4,610,400
14,356,000	Yankee Acquisition Corporation 9¾% due 2/15/2017 (1)	14,355,891		11,592,470
8,808,000	Valassis Communications, Inc 8¼ due 3/1/2015 (8)	8,035,218		7,883,160
2,000,000	Sanmina-SCI Corporation 8 1/8% due 3/1/2016 (9)	1,740,661		1,850,000
5,000,000	Lear Corporation 8¾% due 12/1/2016 (1)	4,726,514		4,725,000
600,000	Bausch & Lomb Inc. 7 1/8% due 8/1/2028 (5)	510,925		504,000

		111,557,986		105,580,553

	Total Notes, Bonds and Convertible Bonds	115,677,222		109,795,222

	Short-Term Investment (4.79%)
29,181,000	Starbucks Corporation 2.85% due 5/1/2008	29,181,000		29,181,000

	Total Investments (99.64%)	$545,392,954	*	606,508,894	**

	Other assets in excess of liabilities (0.36%)			2,179,314

	Net assets (100.00%)			$608,688,208

*	At April 30, 2008 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of securities at April 30, 2008 were $89,095,873 and $27,979,933, respectively (net appreciation was $61,115,940).

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2008
(Unaudited)

Sector/Industry Classifications

(1) Consumer Discretionary

(2) Consumer Staples

(3) Financials

(4) Government Issues

(5) Health Care

(6) Industrials

(7) Materials

(8) Media

(9) Technology and Telecommunications

(a)	Non-income producing security.
(b)

Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on April 30, 2008 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal

LandCo LLC	9/6/2006	$27,840	$3.48

(c)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.57% of net assets.
(d)	Security for which there is less than three market makers.
(e)	Inflation protected security.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE GOLD FUND	Data as of April 30, 2008 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.

ASSET ALLOCATION

COUNTRIES

United States	35.22%
Canada	28.52%
South Africa	15.09%
Australia	12.25%
Mexico	5.37%
United Kingdom	1.11%

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	20.72%	22.61%	16.48%
with sales load	14.68%	21.36%	16.03%
FTSE Gold Mines Index	18.97%	19.99%	7.79%
MSCI World Index	(2.47%)	15.18%	5.02%
Consumer Price Index	3.94%	3.17%	2.83%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (United States)	27.14%
Randgold Resources Limited ADR (South Africa)	6.33%
Newcrest Mining Limited (Australia)	5.42%
Industrias Peñoles, SAB de C.V. (Mexico)	5.37%
Newmont Mining Corporation Holding Company (United States)	4.84%
Gold Fields Limited ADR (South Africa)	4.77%
Kinross Gold Corporation (Canada)	4.41%
Lihir Gold Limited (Australia)	4.21%
Barrick Gold Corporation (Canada)	3.84%
Harmony Gold Mining Company Limited ADR (South Africa)	3.38%

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS
 April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)	Value (Note 1)

	Common Stocks and Warrants (70.42%)

	Australia (12.25%)
2,219,140	Newcrest Mining Limited	$29,675,217	$60,423,050
16,958,455	Lihir Gold Limited (a)	19,567,450	46,973,586
3,354,037	Kingsgate Consolidated Limited (a)	12,203,733	14,694,029
1,850,800	Independence Group NL	8,497,001	14,490,408

		69,943,401	136,581,073

	Canada (28.52%)
2,598,122	Kinross Gold Corporation	22,681,595	49,130,487
1,108,594	Barrick Gold Corporation	30,763,163	42,813,900
1,042,020	Goldcorp Inc.	29,297,244	37,220,954
6,098,112	IAMGOLD Corporation	34,189,335	36,750,933
2,046,209	Yamana Gold Inc.	23,982,805	26,227,719
2,136,414	Minefinders Corporation (a)	17,893,103	22,611,371
4,621,350	Aurizon Mines Limited (a)	6,761,828	20,647,414
2,819,290	Metallica Resources Inc. (a)	3,861,514	18,978,144
2,257,640	Dundee Precious Metals, Inc., Class ‘A’ (a)	15,821,906	14,457,683
1,588,178	NovaGold Resources Inc. (a)	16,285,174	11,657,226
1,418,981	Gammon Gold Inc. (a)	11,555,599	10,833,959
98,763	Agnico-Eagle Mines Limited	841,823	6,202,105
345,963	Franco-Nevada Corporation (a)	5,594,461	6,148,469
1,787,980	Richmont Mines, Inc. (a)(b)	5,728,117	6,071,179
1,440,280	Aurelian Resources Inc. (a)	9,491,327	5,862,935
1,187,050	Etruscan Resources Inc. (a)	2,920,234	2,474,985

		237,669,228	318,089,463

	Mexico (5.37%)
2,049,100	Industrias Peñoles, SAB de C.V.	5,322,604	59,853,453

	South Africa (15.09%)
1,550,810	Randgold Resources Limited ADR	27,767,398	70,592,871
3,938,424	Gold Fields Limited ADR	57,682,621	53,168,724
3,225,243	Harmony Gold Mining Company Limited ADR (a)	35,036,507	37,703,091
202,053	AngloGold Ashanti Limited ADR	5,724,303	6,894,048

		126,210,829	168,358,734

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS—(Continued)
 April 30, 2008
(Unaudited)

Number of Shares		Cost (Note 1)		Value (Note 1)

	Common Stocks and Warrants—(continued)

	United States (8.08%)
1,221,987	Newmont Mining Corporation Holding Company	$50,188,200		$54,024,045
1,276,851	Royal Gold, Inc.	27,030,638		36,122,115
400,000	Canyon Resources Corporation warrants exp 12/01/2008 (a)(c)(d)	—		—

		77,218,838		90,146,160

	United Kingdom (1.11%)
190,764	Anglo American Plc	11,916,794		12,368,625

	Total Common Stocks and Warrants	528,281,694		785,397,508

Ounces

	Commodity (27.14%)
344,969	Gold bullion (a)	151,703,605		302,727,153

Principal Amount

	Short-Term Investment (2.17%)
$24,167,000	Starbucks Corporation 2.85% due 5/1/2008	24,167,000		24,167,000

	Total Investments (99.73%)	$704,152,299	*	1,112,291,661	**

	Other assets in excess of liabilities (0.27%)			3,005,663

	Net Assets (100.00%)			$1,115,297,324

*	At April 30, 2008 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of securities at April 30, 2008 were $423,440,709 and $15,301,347, respectively (net appreciation was $408,139,362).
(a)	Non-income producing security/commodity.
(b)

Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

Following is a summary of transactions with each such affiliate for the six months ended April 30, 2008.

	Sales
			Realized (Loss)
Affiliate	Shares	Cost

Richmont Mines, Inc.	10,500	$55,288	($14,185)

(c)	Security for which there is less than three market makers.
(d)	Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.00% of net assets.

See Notes to Financial Statements.

FIRST EAGLE FUNDS

First Eagle Fund of America

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Harold Levy

The first six months of fiscal 2008 produced modestly negative returns for FEA shareholders of 1.40% vs. negative 9.64% for the Standard & Poor’s 500 Index.

When we wrote in our annual letter last November that we expected the current environment to be difficult we were, unfortunately, accurate. As the financial implications of the sub-prime debacle worked its way through the economic system stock markets worldwide were roiled. Our damage was modest due to our lack of exposure to financial and consumer oriented companies.

We don’t know where we are in the process of stock market adjustment but, since we are absolute return focused and are cognizant of but not frozen by macroeconomic events, the current environment has also created very interesting opportunities for us to exploit. Several new positions have been initiated. The most significant event in the period, however, was the purchase of one of our top holdings, Millennium Pharmaceuticals Inc. at a very significant premium by Takeda of Japan. We also note several other transactions of non-portfolio companies that were done at very significant premiums. This has to say something about the attractiveness of at least some companies, if not the stock market overall.

The process we anticipated of shareholders of financial institutions being diluted while the rest of the world goes on is well underway. Post Bear Stearns, financial markets are functioning better and if economic growth is not robust, it is not significantly negative. We believe superior research and stock selection can produce positive results for our owners even in difficult times such as these and that is the mission we are pursuing.

Sincerely,

Harold Levy Portfolio Manager May 2008

First Eagle Fund of America Class Y will only accept additional investments from existing shareholders. However, Class A and Class C remain open to all investors.

Past performance is no guarantee of future result. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

FUND OVERVIEW

FIRST EAGLE FUND OF AMERICA	Data as of April 30, 2008 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks long-term capital appreciation. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

ASSET ALLOCATION

SECTOR/INDUSTRY*

Energy	19.40%
Materials	15.89%
Health Care Services	12.61%
Information Technology	11.86%
Industrials	11.19%
Consumer Discretionary	10.49%
Pharmaceuticals	8.51%
Telecommunication Services	3.32%
Consumer Staples	1.79%

*percentages exclude option positions

The Fund’s portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS

First Eagle Fund of America (Y Shares)	5.07%	14.54%	8.96%
Standard & Poor’s 500 Index	(4.68%)	10.62%	3.89%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund’s average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses. The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

TOP 10 HOLDINGS

Devon Energy Corporation (energy company)	4.34%
Baxter International Inc. (diversified medical products and services)	4.09%
General Dynamics Corporation (aerospace and defense manufacturer)	3.87%
Teekay Corporation (marine transportation)	3.83%
Agilent Technologies Inc. (electronic equipment provider)	3.76%
DST Systems Inc. (data processing services provider)	3.46%
Millennium Pharmaceuticals Inc. (biopharmaceutical company)	3.43%
Edwards Lifesciences Corporation (health care equipment provider)	2.98%
Autoliv Inc. (automobile components supplier)	2.89%
Eastman Chemical Company (chemicals manufacturer)	2.86%

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS
April 30, 2008
(Unaudited)

Number		Cost	Value
of Shares		(Note 1)	(Note 1)

	Common and Preferred Stocks—U.S. (89.60%)

	Consumer Discretionary (10.49%)
400,940	Autoliv Inc.	$17,468,511	$24,553,566
897,920	The DIRECTV Group, Inc. (a)	21,402,142	22,124,749
439,550	The Stanley Works	21,414,766	21,203,892
173,553	WABCO Holdings Inc. (b)	6,349,269	8,288,891
141,500	Starwood Hotels & Resorts Worldwide, Inc. (b)	7,518,555	7,387,715
296,290	Domino’s Pizza Inc.	4,572,334	3,934,731
43,710	Harley-Davidson, Inc.	2,253,889	1,671,908

		80,979,466	89,165,452

	Consumer Staples (1.79%)
517,390	Dean Foods Company (a)	7,242,854	12,024,144
141,940	Treehouse Foods Inc. (a)	2,978,566	3,217,780

		10,221,420	15,241,924

	Energy (17.10%)
325,550	Devon Energy Corporation (b)	22,062,255	36,917,370
713,670	Teekay Corporation	30,376,147	32,571,899
293,930	Atlas America Inc.	12,796,200	20,445,771
506,390	Dresser-Rand Group Inc. (a)	16,603,067	18,518,682
523,600	Denbury Resources Inc. (a)(b)	9,091,835	16,001,216
440,250	McMoran Exploration Company (a)(b)	5,780,009	12,071,655
98,400	Halliburton Company	3,331,503	4,517,544
190,830	Teekay Tankers Limited, Class ‘A’	3,567,512	3,850,949
22,300	Teekay Offshore Partners LP	468,300	479,227

		104,076,828	145,374,313

	Health Care Services (11.65%)
557,600	Baxter International Inc.	22,535,835	34,749,632
457,800	Edwards Lifesciences Corporation (a)	19,271,419	25,371,276
791,640	HealthSouth Corporation (a)	19,523,294	15,571,559
193,380	Covidien Limited (b)	8,358,798	9,028,912
249,280	Chemed Corporation	13,016,342	8,500,448
643,290	Odyssey Healthcare Inc. (a)	6,380,896	5,886,104

		89,086,584	99,107,931

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS — (Continued)
April 30, 2008
(Unaudited)

Number		Cost	Value
of Shares		(Note 1)	(Note 1)

	Common and Preferred Stocks—U.S.—(continued)

	Industrials (11.19%)
363,700	General Dynamics Corporation (b)	$20,579,243	$32,885,754
185,600	Precision Castparts Corporation (b)	12,829,173	21,819,136
880,160	DynCorp International Inc. (a)	11,703,582	15,798,872
321,840	WESCO International Inc. (a)	17,608,488	11,975,666
251,540	J.B. Hunt Transport Services, Inc.	6,868,559	8,544,814
114,670	Armstrong World Industries, Inc.	4,678,042	4,081,105

		74,267,087	95,105,347

	Information Technology (11.19%)
1,059,080	Agilent Technologies Inc. (a)(b)	32,056,304	31,994,807
491,210	DST Systems Inc. (a)	26,498,212	29,394,006
3,395,338	LSI Corporation (a)	24,938,909	21,051,096
441,210	SAVVIS, Inc. (a)(b)	8,611,426	6,463,726
398,090	Brooks Automation, Inc. (a)	5,021,403	4,124,212
146,500	L-1 Identity Solutions, Inc. (a)	2,007,145	2,111,065

		99,133,399	95,138,912

	Materials (15.89%)
330,970	Eastman Chemical Company (b)	20,473,745	24,326,295
265,030	Praxair, Inc. (b)	18,641,271	24,199,889
874,520	Crown Holdings Inc. (a)	15,848,464	23,472,117
502,320	Celanese Corporation, Series ‘A’	19,665,661	22,478,820
343,750	Ball Corporation	10,533,105	18,486,875
425,060	Eagle Materials Inc.	17,862,474	15,421,177
239,430	Valspar Corporation	5,098,822	5,262,671
12,660	Freeport-McMoRan Copper & Gold Inc., Class ‘B’	912,406	1,440,075

		109,035,948	135,087,919

	Pharmaceuticals (6.98%)
1,171,520	Millennium Pharmaceuticals Inc. (a)	12,708,862	29,135,702
918,500	PDL BioPhama, Inc. (a)	12,846,525	12,179,310
633,810	Valeant Pharmaceuticals International (a)	8,003,494	8,416,997
862,095	Enzon Pharmaceuticals, Inc. (a)	7,675,756	7,517,468
59,300	Onyx Pharmaceuticals, Inc. (a)(b)	2,068,034	2,084,988

		43,302,671	59,334,465

	Telecommunication Services (3.32%)
315,650	Leap Wireless International Inc. (a)	13,541,371	16,877,805
1,111,712	General Communication Inc. (a)	7,101,497	6,903,732
265,600	Global Crossing Limited (a)	5,380,649	4,440,832

		26,023,517	28,222,369

	Total Common and Preferred Stocks—U.S.	636,126,920	761,778,632

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2008
(Unaudited)

Number		Cost	Value
of Shares		(Note 1)	(Note 1)

	Common Stocks—Non U.S. (5.46%)

	Canada (3.26%)
3,641,070	UTS Energy Corporation (1)(a)	$19,671,647	$19,557,376
406,110	MDS Inc. (2)(a)	7,104,569	8,085,650

		26,776,216	27,643,026

	Singapore (0.67%)
267,930	Verigy Limited (3)(a)	4,777,285	5,725,664

	United Kingdom (1.53%)
236,850	Shire Plc ADR (4)	6,264,382	13,012,539

	Total Common Stocks—Non U.S.	37,817,883	46,381,229

	Warrant—U.S. (0.00%)
1,470,588	Regen Biologics Inc. (a)(c)(d)(e)(2)	—	—

	Total Investment Portfolio Excluding Options Written	673,944,803	808,159,861

Contracts

	Covered Call Options Written (–0.44%)
594	Agilent Technologies Inc. @ $32.5 May 2008			(15,741)
496	Covidien Limited @ $45 May 2008			(131,440)
162	Denbury Resources Inc. @ $25 May 2008			(89,910)
260	Devon Energy Corporation @ $110 Jun 2008			(219,700)
110	Devon Energy Corporation @ $90 May 2008			(259,050)
106	Eastman Chemical Company @ $60 May 2008			(144,160)
315	Eastman Chemical Company @ $65 May 2008			(274,050)
344	General Dynamics Corporation @ $80 May 2008			(359,480)
534	McMoran Exploration Company @ $22.5 May 2008			(267,000)
593	Onyx Pharmaceuticals, Inc. @ $35 May 2008			(118,600)
669	Praxair, Inc. @ $75 May 2008			(1,097,160)
160	Precision Castparts Corporation @ $105 May 2008			(214,400)
118	Precision Castparts Corporation @ $110 June 2008			(137,470)
141	Precision Castparts Corporation @ $110 May 2008			(132,540)
19	Precision Castparts Corporation @ $115 May 2008			(10,830)
850	SAVVIS, Inc. Communications @ $20 Jun 2008			(21,250)
161	Starwood Hotels & Resorts Worldwide, Inc. @ $55 Jun 2008			(30,187)
1,254	Starwood Hotels & Resorts Worldwide, Inc. @ $55 May 2008			(87,780)
167	WABCO Holdings Inc. @ $45 Jun 2008			(63,460)
184	WABCO Holdings Inc. @ $45 May 2008			(57,960)

	Total Covered Call Options Written (premium received $3,709,060)			(3,732,168)

	Total Investment Portfolio (94.62%)	$670,235,743	*	804,427,693 **

	Other assets in excess of liabilities (5.38%)			45,740,094

	Net Assets (100.00%)			$850,167,787

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2008
(Unaudited)

*	At April 30, 2008 cost is substantially identical for both book and federal income tax purposes.
**	Gross unrealized appreciation and depreciation of securities at April 30, 2008 were $163,130,935 and $28,938,985, respectively (net appreciation was $134,191,950).

Sector/Industry Classification

(1)	Energy
(2)	Health Care Services
(3)	Information Technology
(4)	Pharmaceuticals

(a)	Non-income producing security.
(b)	At April 30, 2008 all or a portion of this security was segregated to cover collateral requirement for options.
(c)	Security for which there is less than three market makers.
(d)	Securities valued in accordance with the fair value procedures under the supervision of the Board of Trustees, representing 0.00% of net assets
(e)	All or a portion of the security is exempt from registration under the Securities Act of 1933.

FIRST EAGLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2008
(Unaudited)

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America

Assets:
Investments in: (Note 1)
Unaffiliated issuers, at value (cost: $15,145,607,696, $5,845,871,182, $545,392,954, $698,424,182 and $673,944,803, respectively)	$18,637,979,158	$8,077,650,736	$606,508,894	$1,106,220,182	$808,159,861
Non-controlled affiliates, at value (cost: $3,627,149,307, $809,806,160, $0, $5,728,117 and $0, respectively)	4,288,224,893	1,134,632,252	—	6,071,479	—
Cash	2,726,951	367,103	687	40	44,974,680
Foreign cash (cost: $35,790,383 and $26,738,445, respectively)	37,257,617	27,561,678	—	—	—
Receivable for forward currency contracts held, at value (Note 1)	2,388,601	1,171,377	—	—	—
Receivable for investment securities sold	3,689,203	9,869,612	55,580	7,579,371	4,221,180
Receivable for premiums for written options	—	—	—	—	—
Receivable for Fund shares sold	79,028,767	16,156,452	971,893	2,098,811	627,458
Accrued interest and dividends receivable	66,023,757	41,925,256	3,095,376	167,858	249,480
Investment for trustee deferred compensation plan (Note 2)	361,023	406,316	98,831	34,454	240,853
Other assets	428,289	187,994	13,449	26,631	24,679

Total Assets	23,118,108,259	9,309,928,776	610,744,710	1,122,198,826	858,498,191

Liabilities:
Options written, at value (premiums received $3,709,060) (Note 3)	—	—	—	—	3,732,169
Payable for Fund shares redeemed	9,750,846	5,257,207	795,337	1,414,854	141,000
Payable for investment securities purchased	128,160,515	8,244,579	241,416	1,676,193	2,999,894
Payable for forward currency contracts held,at value (Note 1)	94,355,554	69,383,173	—	2,140,426	—
Investment advisory fees payable (Note 2)	13,759,569	5,636,750	370,992	738,977	679,353
Administrative costs payable (Note 2)	311,884	127,766	8,409	16,750	11,549
Distribution fees payable (Note 4)	6,214,517	1,747,147	189,328	302,546	195,354
Services fees payable (Note 4)	1,179,432	221,218	42,791	40,457	12,758
Trustee deferred compensation plan (Note 2)	361,023	406,316	98,831	34,454	240,853
Accrued expenses and other liabilities	12,391,035	6,253,114	309,398	536,845	317,474

Total Liabilities	266,484,375	97,277,270	2,056,502	6,901,502	8,330,404

Net Assets:
Capital stock (par value, $0.001 per share)	503,202	392,053	37,898	46,490	32,074
Capital surplus	18,290,182,290	6,579,955,423	537,301,440	707,730,245	662,841,215
Net unrealized appreciation (depreciation) on:
Investments	4,153,447,048	2,556,605,646	61,115,940	408,139,362	134,215,058
Foreign currency related transactions	(95,507,950)	(70,014,406)	—	—	—
Written Options	—	—	—	—	(23,108)
Undistributed net realized gains on investments	845,655,122	470,356,682	6,733,685	39,851,975	55,597,694
Undistributed net investment income (loss)	(342,655,828)	(324,643,892)	3,499,245	(40,470,748)	(2,495,146)

Net Assets	$22,851,623,884	$9,212,651,506	$608,688,208	$1,115,297,324	$850,167,787

Class A share capital	$13,275,426,527	$5,308,689,799	$301,806,651	$819,474,281	$89,091,153
Shares of beneficial interest outstanding (Class A) (Note 6)	291,782,932	226,256,487	18,779,695	34,105,687	3,379,927
Net asset value per share	$45.50	$23.46	$16.07	$24.03	$26.36
Maximum offering price per share	$47.89	$24.69	$16.92	$25.29	$27.75
Class I share capital	$3,670,172,087	$2,810,599,647	$98,769,031	$111,720,551	—
Shares of beneficial interest outstanding (Class I) (Note 6)	80,370,388	118,590,563	6,090,486	4,619,134	—
Net asset value per share	$45.67	$23.70	$16.22	$24.19	—
Class C share capital	$5,906,025,270	$1,093,362,060	$208,112,526	$184,102,492	$64,499,654
Shares of beneficial interest outstanding (Class C) (Note 6)	131,048,204	47,205,675	13,027,938	7,764,929	2,690,823
Net asset value per share	$45.07	$23.16	$15.97	$23.71	$23.97
Class Y share capital	—	—	—	—	$696,576,980
Shares of beneficial interest outstanding (Class Y) (Note 6)	—	—	—	—	26,003,096
Net asset value per share	—	—	—	—	$26.79

See Notes to Financial Statements.

50

FIRST EAGLE FUNDS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2008
(Unaudited)

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America

Investment Income:
Income:
Interest	$104,830,290	$33,672,626	$7,194,241	$342,684	$318,319
Dividends from: (net of $11,507,526, $8,058,820, $0, $165,966, $7,860, foreign taxes withheld, respectively)
Unaffiliated issuers	128,635,753	69,331,999	3,054,377	2,736,397	3,127,832
Non-controlled affiliates	25,914,748	7,285,936	—	—	—
Other Income	293,993	44,332	—	—	66,872

Total income	259,674,784	110,334,893	10,248,618	3,079,081	3,513,023

Expenses:
Investment advisory fees (Note 2)	80,060,166	35,792,243	2,314,699	4,508,774	4,079,670
Administrative costs (Note 2)	2,001,463	899,168	58,089	111,836	76,757
Distribution fees (Note 4)
Class A	15,925,648	6,649,130	375,769	1,094,762	100,497
Class C	20,267,760	4,052,112	812,277	729,792	226,521
Class Y	—	—	—	—	843,913
Service fees—Class C (Note 4)	6,755,920	1,350,704	270,759	243,264	75,507
Shareholder servicing agent fees	8,432,652	3,587,011	418,291	631,930	441,186
Custodian fees	1,715,007	1,401,607	18,920	162,093	16,613
Printing fees	955,172	392,535	39,226	65,998	34,476
Accounting fees	505,700	281,876	16,438	28,262	19,445
Trustees’ fees	296,743	150,924	8,986	17,846	11,405
Legal fees	191,317	103,835	5,838	11,351	7,385
Registration and filing fees	171,916	98,590	48,637	38,424	46,792
Insurance fees	158,000	87,047	4,540	8,527	5,979
Professional fees	145,204	54,224	23,805	40,053	30,696
Miscellaneous fees	26,067	14,214	787	1,329	6,797

Total expenses	137,608,735	54,915,220	4,417,061	7,694,241	6,023,639

Expense reductions due to earnings credits (Note 1)	(351,420)	(192,781)	(9,049)	(18,013)	(43,424)

Net expenses	137,257,315	54,722,439	4,408,012	7,676,228	5,980,215

Net investment income (loss) (Note 1)	122,417,469	55,612,454	5,840,606	(4,597,147)	(2,467,192)

Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1):
Net realized gains (losses) from:
Unaffiliated issuers	774,859,834	478,028,445	6,807,532	41,633,294	47,986,852
Non-controlled affiliates	—	1,715,312	—	—	—
Foreign currency related transactions	(90,004,286)	(71,089,658)	(390)	(203,913)	—
Written Options	—	—	—	—	11,028,855

	684,855,548	408,654,099	6,807,142	41,429,381	59,015,707

Change in unrealized appreciation (depreciation) of:
Investments	(816,840,841)	(725,785,377)	(14,739,007)	(106,699,488)	(73,405,606)
Foreign currency related transactions	(23,117,193)	(5,245,034)	—	—	—
Written Options	—	—	—	—	1,891,303

	(839,958,034)	(731,030,411)	(14,739,007)	(106,699,488)	(71,514,303)

Net (losses) on investments, foreign currency related transactions and written options	(155,102,486)	(322,376,312)	(7,931,865)	(65,270,107)	(12,498,596)

Net Decrease in Net Assets Resulting from Operations	($32,685,017)	($266,763,858)	($2,091,259)	($69,867,254)	($14,965,788)

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	First Eagle Global Fund		First Eagle Overseas Fund

	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007

Operations:
Net investment income (loss)	$122,417,469	$262,550,196	$55,612,454	$178,924,456
Net realized gain from investments, foreign currency related transactions and written options	684,855,548	2,229,151,330	408,654,099	1,483,048,927
Increase in unrealized appreciation (depreciation) of investments, foreign currency translation and written options	(839,958,034)	753,238,101	(731,030,411)	248,570,641

Net increase (decrease) in net assets resulting from operations	(32,685,017)	3,244,939,627	(266,763,858)	1,910,544,024

Distributions to Shareholders:
Dividends paid from net investment income	(429,976,039)	(466,827,023)	(329,968,079)	(357,741,423)
Distributions paid from net realized gains from investment transactions
Class A	(1,149,497,546)	(890,383,733)	(652,293,124)	(474,701,910)
Class I	(273,763,610)	(199,381,200)	(406,827,856)	(329,439,371)
Class C	(481,349,457)	(374,703,576)	(133,975,356)	(95,188,701)
Class Y	—	—	—	—

Decrease in net assets resulting from distributions	(2,334,586,652)	(1,931,295,532)	(1,523,064,415)	(1,257,071,405)

Fund Share Transactions (Note 6):
Net proceeds from shares sold	3,497,682,124	2,599,172,960	1,022,509,819	1,215,645,963
Net asset value of shares issued for reinvested dividends and distributions	1,934,139,194	1,592,691,429	1,295,750,389	1,061,174,198
Cost of shares redeemed	(2,450,218,158)	(2,691,012,778)	(2,434,885,633)	(2,771,757,783)

Increase (decrease) in net assets from Fund share transactions	2,981,603,160	1,500,851,611	(116,625,425)	(494,937,622)

Net increase (decrease) in net assets	614,331,491	2,814,495,706	(1,906,453,698)	158,534,997

Net Assets (Note 1):
Beginning of period	22,237,292,393	19,422,796,687	11,119,105,204	10,960,570,207

End of period (including undistributed net investment (loss) income of ($342,655,828), $56,362,031, ($324,643,892), ($50,288,264), $3,499,245, $8,101,890, $(40,470,748), ($2,137,143), ($2,495,146) and $1,561,650, respectively)	$22,851,623,884	$22,237,292,393	$9,212,651,506	$11,119,105,204

See Notes to Financial Statements.

52

First Eagle U.S. Value Fund		First Eagle Gold Fund		First Eagle Fund of America

Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007

$5,840,606	$11,885,737	($4,597,147)	($6,735,703)	($2,467,192)	$1,632,810

6,807,142	27,345,319	41,429,381	81,074,679	59,015,707	87,674,002

(14,739,007)	28,496,843	(106,699,488)	277,311,717	(71,514,303)	66,112,225

(2,091,259)	67,727,899	(69,867,254)	351,650,693	(14,965,788)	155,419,037

(10,476,212)	(9,311,493)	(33,736,458)	(33,158,082)	(1,589,571)	—

(12,287,319)	(10,814,242)	(30,818,251)	(100,864,904)	(8,095,784)	(5,917,839)
(3,944,580)	(4,725,972)	(4,799,864)	(19,372,844)	—	—
(9,027,699)	(6,912,351)	(6,948,463)	(21,208,209)	(6,936,699)	(6,484,100)
—	—	—	—	(71,479,766)	(81,196,044)

(35,735,810)	(31,764,058)	(76,303,036)	(174,604,039)	(88,101,820)	(93,597,983)

69,007,695	246,698,098	135,814,274	130,832,536	54,653,699	134,432,746

29,227,280	22,893,687	62,146,503	141,010,689	77,214,426	78,266,917
(113,258,802)	(173,473,004)	(188,397,516)	(275,883,221)	(81,547,498)	(137,169,995)

(15,023,827)	96,118,781	9,563,261	(4,039,996)	50,320,627	75,529,668

(52,850,896)	132,082,622	(136,607,029)	173,006,658	(52,746,981)	137,350,722

661,539,104	529,456,482	1,251,904,353	1,078,897,695	902,914,768	765,564,046

$608,688,208	$661,539,104	$1,115,297,324	$1,251,904,353	$850,167,787	$902,914,768

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1—Significant Accounting Policies

First Eagle Funds (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a “Fund” or collectively the “Funds”). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust and was, until April 23, 2004, a Maryland corporation operating under the name First Eagle Funds, Inc. (First Eagle SoGen Funds, Inc. prior to December 31, 2002). First Eagle Fund of America, previously a portfolio of a separate Delaware statutory trust, was reorganized as a portfolio of the Trust effective December 31, 2002. The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. The First Eagle Gold Fund’s investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. The First Eagle Fund of America is a U.S. equity fund with a unique event-driven bias that seeks capital appreciation.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment valuation—Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The Exchange is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)).

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.). Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by Arnhold and S. Bleichroeder Advisers, LLC (the “Adviser”) to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”).

Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The Funds have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded on that foreign market. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds.

b) Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Investment income is allocated to each Fund’s share class in proportion to its relative net assets. Payments received from certain investments held by

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the Funds may be comprised of dividends, capital gains and return capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c) Expenses—Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund’s average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits reduce custody fees, shareholder servicing agent fees and accounting fees by the amount of interest earned on balances with such service provider.

d) Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e) Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

f) Repurchase agreements—The First Eagle Fund of America may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

g) Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the First Eagle Fund of America may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

First Eagle Fund of America generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. First Eagle Fund of America may also use options for speculative purposes, although it does not employ options for this purpose at the present time. First Eagle Fund of America will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. First Eagle Fund of America will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. When a written option expires, First Eagle Fund of America will realize a gain equal to the amount of the premium received. When First Eagle Fund of America enters into a closing purchase transaction, First Eagle Fund of America will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that First Eagle Fund of America may incur a loss if the market price of the security decreases and the option is exercised. First Eagle Fund of America also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

h) Treasury Inflation-Protected Securities—The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation, as measured by the U.S. Consumer Price Index (“CPI”). The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

i) Structured notes—In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships (“Qualifying Income”). There currently is some uncertainty as to the status of income from commodity-linked structured notes in which certain of the First Eagle Funds have invested, and these Funds have treated such income as Qualifying Income. If any Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to each Fund’s earnings and profits. None of the Funds held structured notes as of April 30, 2008.

j) Short Sales—The First Eagle Fund of America may seek to realize additional gains through short sale transactions in securities listed on one or more national security exchanges, or in unlisted securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. There were no open short sales as of April 30, 2008.

k) United States income taxes—It is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America declare and pay such income, dividends and capital gains distributions on an annual basis. In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At implementation, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Since the Funds’ fiscal year ends October 31st, the Funds are subject to the new rules effective November 1, 2007. Management of the Trust has evaluated its tax positions and determined that FASB Interpretation No. 48 has no impact on the Trust’s financial statements.

l) Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

m) Class Accounting—Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

n) Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

o) Recently issued accounting pronouncements—In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements (“SFAS 157”).” SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. Management of the Trust is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statements disclosures.

Note 2—Investment Advisory Agreement and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (the “Adviser”), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the “Advisory Agreement”) an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund’s average daily net assets and First Eagle Fund of America at 1% of the Fund’s average daily net assets. Prior to March 1, 2004, First Eagle Global Fund’s annual advisory fee was at a rate of 1% of the first $25,000,000 and 0.75% in excess of $25,000,000.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the six months ended April 30, 2008, the Funds reimbursed the Adviser amounts as disclosed in the Statements of Operations.

Prior to December 31, 2002, the Adviser had agreed to reimburse the First Eagle U.S. Value Fund to the extent that the aggregate annualized expenses exceeded 1.50% for Class A, 1.25% for Class I and 2.25% for Class C of average daily net assets. If necessary, the Adviser agreed to reimburse the First Eagle Gold Fund to the extent that the aggregate annualized expenses exceeded 2% for Class I and 3% for Class C of average daily net assets until February 29, 2004. For the period from November 1, 2003 to February 29, 2004, the Adviser did not need to reimburse or waive any of First Eagle Gold Fund’s fees.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Pursuant to a subadvisory agreement, dated December 10, 2002 (“Subadvisory Agreement”) with the Adviser/Iridian Asset Management LLC (“Iridian” or the “Subadviser”) manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880, is a majority-owned subsidiary of BIAM (US), Inc., a U.S. subsidiary of The Governor and Company of The Bank of Ireland. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund’s distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

On December 6, 2002, First Eagle Funds Distributors, a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, assumed the duties of the Funds’ principal underwriter. Previously, Arnhold and S. Bleichroeder, Inc. (“ASB”) acted as the Funds’ principal underwriter. For the six months ended April 30, 2008, First Eagle Funds Distributors realized $931,769, $180,066, $16,809, $87,659 and $15,516, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

Included in the accrued expenses, on the accompanying statements of assets and liabilities of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America are fees that are payable to trustees in the amounts of $19,297, $28,940, $1,121, $1,283 and $904, respectively. The Trust adopted a Trustee Deferred Compensation Plan, which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan.

Note 3—Options

For the six months ended April 30, 2008, First Eagle Fund of America had the following written options transactions:

	Number of Contracts	Premium

Options outstanding at October 31, 2007	30,492	$15,679,877
Options written	46,075	22,164,156
Options assigned	(2,192)	(847,589)
Options expired/closed	(67,138)	(33,287,384)

Options outstanding at April 30, 2008	7,237	$3,709,060

As of April 30, 2008, portfolio securities valued at $41,201,651 were segregated to cover collateral requirements for written options.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4—Plans of Distribution

Under the terms of the Distribution Plans and Agreements (“the Plans”) with First Eagle Funds Distributors, a division of ASB Securities LLC (“the Distributor”), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor quarterly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund’s average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor quarterly, a distribution fee with respect to Class Y, Class C and Class A shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Prior to March 1, 2005, First Eagle Fund of America’s distribution fee for its Class A shares was at an annual rate of 0.50% of average daily net assets. Under the Plan, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund’s shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the six months ended April 30, 2008, the distribution fees incurred by the Funds were as disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund’s average daily net assets, payable quarterly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year six months ended April 30, 2008, the services fees incurred by the Funds were as disclosed in the Statement of Operations.

Note 5—Purchases and Sales of Securities

During the six months ended April 30, 2008, the aggregate cost of purchases of investments, excluding short-term securities, totaled $5,682,384,426, $801,133,545, $87,526,477, $65,618,008 and $192,844,331 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding short-term securities, totaled $3,547,284,566, $1,470,457,239, $59,104,660, $108,290,499 and $234,893,416 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6—Capital Stock

At April 30, 2008, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

Transactions in shares of capital stock were as follows:

	Six months ended April 30, 2008

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	35,134,611	24,038,347	19,901,812	24,537,840	14,879,967	4,999,469	2,127,484	1,177,597	1,038,726
Shares issued for reinvested dividends and distributions	28,071,819	5,754,096	9,114,495	32,392,050	18,060,451	5,046,138	985,725	284,778	545,993
Shares redeemed	(34,696,526)	(11,629,847)	(8,819,546)	(43,324,885)	(53,267,435)	(6,312,530)	(3,360,180)	(1,447,236)	(2,392,776)

Net increase (decrease)	28,509,904	18,162,596	20,196,761	13,605,005	(20,327,017)	3,733,077	(246,971)	15,139	(808,057)

	Year ended October 31, 2007

	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	29,423,126	13,408,641	11,833,957	25,527,944	17,695,896	2,943,615	8,319,730	1,806,798	5,219,216
Shares issued for reinvested dividends and distributions	23,202,772	4,328,546	7,497,567	24,146,635	14,846,977	3,553,059	870,048	157,706	435,662
Shares redeemed	(34,474,198)	(9,914,371)	(11,511,953)	(53,710,207)	(43,244,940)	(6,500,188)	(5,829,160)	(2,921,414)	(1,827,587)

Net increase (decrease)	18,151,700	7,822,816	7,819,571	(4,035,628)	(10,702,067)	(3,514)	3,360,618	(956,910)	3,827,291

Six months ended April 30, 2008

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

4,147,231	114,277	919,910	978,912	752,342	429,290

1,974,866	307,964	358,191	2,452,363	292,451	224,578
(4,643,672)	(1,847,290)	(802,846)	(2,434,273)	(420,220)	(343,926)

1,478,425	(1,425,049)	475,255	997,002	624,573	309,942

Year ended October 31, 2007

First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class Y	Class A	Class C

3,911,647	915,411	1,085,929	2,845,188	1,320,584	666,151

4,971,320	934,960	928,749	2,621,034	219,398	213,865
(9,216,431)	(2,043,469)	(1,532,639)	(4,201,617)	(433,618)	(338,596)

(333,464)	(193,098)	482,039	1,264,605	1,106,364	541,420

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) — (Continued)

Transactions in dollars of capital stock were as follows:

	Six Months Ended April 30, 2008

	First Eagle Global Fund			First Eagle Overseas Fund

	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	$1,565,737,854	$1,058,650,764	$873,293,506	$564,620,472	$344,638,195	$113,251,152
Shares issued for reinvested dividends and distributions	1,265,758,306	260,142,643	408,238,245	754,734,774	424,601,202	116,414,413
Shares redeemed	(1,538,933,651)	(517,759,342)	(393,525,165)	(1,017,752,537)	(1,271,606,544)	(145,526,552)

Net increase (decrease)	$1,292,562,509	$801,034,065	$888,006,586	$301,602,709	$(502,367,147)	$84,139,013

	Year Ended October 31, 2007

	First Eagle Global Fund			First Eagle Overseas Fund

	Class A	Class I	Class C	Class A	Class I	Class C

Shares sold	$1,405,054,425	$639,851,362	$554,267,173	$673,109,394	$467,501,394	$75,035,175
Shares issued for reinvested dividends and distributions	1,055,958,184	197,468,312	339,264,933	601,009,577	372,510,660	87,653,961
Shares redeemed	(1,660,695,277)	(480,504,284)	(549,813,217)	(1,429,894,742)	(1,170,779,059)	(171,083,982)

Net increase (decrease)	$800,317,332	$356,815,390	$343,718,889	$(155,775,771)	$(330,767,005)	$(8,394,846)

Note 7—Indemnification and Foreign Investment Risk

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Six Months Ended April 30, 2008

First Eagle U.S. Value Fund			First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class A	Class I	Class C	Class Y	Class A	Class C

$33,812,766	$18,689,742	$16,505,188	$109,096,075	$3,008,457	$23,709,742	$25,517,993	$19,102,681	$10,033,025

15,850,446	4,619,106	8,757,729	46,508,074	7,292,576	8,345,853	64,374,523	7,551,098	5,288,805
(52,934,875)	(22,850,105)	(37,473,823)	(120,618,965)	(47,223,877)	(20,554,673)	(63,103,979)	(10,545,325)	(7,898,194)

$(3,271,663)	$458,743	$(12,210,906)	$34,985,184	$(36,922,844)	$11,500,922	$26,788,537	$16,108,454	$7,423,636

Year Ended October 31, 2007

First Eagle U.S. Value Fund			First Eagle Gold Fund			First Eagle Fund of America

Class A	Class I	Class C	Class A	Class I	Class C	Class Y	Class A	Class C

$133,936,401	$29,137,821	$83,623,876	$86,695,475	$19,969,661	$24,167,400	$79,945,230	$37,384,703	$17,102,813

13,607,553	2,485,438	6,800,696	102,608,042	19,400,427	19,002,220	67,648,890	5,581,501	5,036,526
(96,094,297)	(47,792,894)	(29,585,813)	(197,397,958)	(46,005,974)	(32,479,289)	(116,426,130)	(12,092,526)	(8,651,339)

$51,449,657	$(16,169,635)	$60,838,759	$(8,094,441)	$(6,635,886)	$10,690,331	$31,167,990	$30,873,678	$13,488,000

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS

	Six Months Ended April 30, 2008 (Unaudited)			Year Ended October 31,

				2007			2006

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of period	$51.09	$51.32	$50.46	$48.36	$48.56	$47.83	$42.47	$42.62	$42.06

Income from investment operations:
Net investment income	0.29	0.36	0.12	0.67	0.79	0.31	0.59	0.71	0.25
Net realized and unrealized (losses) gains on investments	(0.42)	(0.43)	(0.42)	6.91	6.94	6.84	7.82	7.85	7.77

Total from investment operations	(0.13)	(0.07)	(0.30)	7.58	7.73	7.15	8.41	8.56	8.02

Less distributions:
Dividends from net investment income	(1.07)	(1.19)	(0.70)	(1.22)	(1.34)	(0.89)	(0.84)	(0.94)	(0.57)
Distributions from capital gains	(4.39)	(4.39)	(4.39)	(3.63)	(3.63)	(3.63)	(1.68)	(1.68)	(1.68)

Total distributions	(5.46)	(5.58)	(5.09)	(4.85)	(4.97)	(4.52)	(2.52)	(2.62)	(2.25)

Net asset value, end of period	$45.50	$45.67	$45.07	$51.09	$51.32	$50.46	$48.36	$48.56	$47.83

Total Return[c]	(0.16%)[b]	(0.02%)[b]	(0.54%)[b]	16.91%	17.19%	16.03%	20.73%	21.06%	19.86%
Ratios and Supplemental Data
Net assets, end of period (millions)	$13,276	$3,670	$5,906	$13,451	$3,193	$5,593	$11,854	$2,641	$4,928
Ratio of operating expenses to average net assets[e]	1.13%[a]	0.88%[a]	1.88%[a]	1.12%	0.87%	1.87%	1.13%	0.88%	1.88%
Ratio of net investment income to average net assets[f]	1.31%[a]	1.59%[a]	0.57%[a]	1.40%	1.64%	0.65%	1.31%	1.57%	0.56%
Portfolio turnover rate	19.24%[b]	19.24%[b]	19.24%[b]	37.58%	37.58%	37.58%	28.59%	28.59%	28.59%

*	Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2005			2004			2003

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

$36.53	$36.64	$36.30	$32.37	$32.41	$32.15	$24.34	$24.36	$24.15

0.48	0.60	0.19	0.50	0.56	0.23	0.53	0.59	0.30

6.07	6.06	6.01	5.18	5.22	5.18	8.39	8.41	8.38

6.55	6.66	6.20	5.68	5.78	5.41	8.92	9.00	8.68

(0.43)	(0.50)	(0.26)	(0.67)	(0.70)	(0.41)	(0.49)	(0.55)	(0.28)

(0.18)	(0.18)	(0.18)	(0.85)	(0.85)	(0.85)	(0.40)	(0.40)	(0.40)

(0.61)	(0.68)	(0.44)	(1.52)	(1.55)	(1.26)	(0.89)	(0.95)	(0.68)

$42.47	$42.62	$42.06	$36.53	$36.64	$36.30	$32.37	$32.41	$32.15

18.15%	18.42%	17.23%	18.18%	18.47%	17.31%	37.75%	38.14%	36.77%

$9,526	$1,752	$3,828	$5,972	$641	$1,986	$3,255	$242	$617

1.20%	0.95%	1.95%	1.24%	0.99%	1.99%	1.32%	1.06%	2.07%

1.21%	1.48%	0.47%	1.46%	1.67%	0.66%	1.91%	2.11%	1.07%
12.29%	12.29%	12.29%	4.94%	4.94%	4.94%	7.20%	7.20%	7.20%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS—(Continued)

	Six Months Ended April 30, 2008 (Unaudited)			Year Ended October 31,

				2007			2006

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of period	$28.09	$28.38	$27.66	$26.70	$26.94	$26.33	$24.13	$24.33	$23.83

Income from investment operations:
Net investment income	0.14	0.17	0.05	0.41	0.48	0.21	0.39	0.46	0.20
Net realized and unrealized (losses) gains on investments	(0.75)	(0.76)	(0.74)	4.05	4.10	4.00	4.57	4.60	4.53

Total from investment operations	(0.61)	(0.59)	(0.69)	4.46	4.58	4.21	4.96	5.06	4.73

Less distributions:
Dividends from net investment income	(0.87)	(0.94)	(0.66)	(0.87)	(0.94)	(0.68)	(0.81)	(0.87)	(0.65)
Distributions from capital gains	(3.15)	(3.15)	(3.15)	(2.20)	(2.20)	(2.20)	(1.58)	(1.58)	(1.58)

Total distributions	(4.02)	(4.09)	(3.81)	(3.07)	(3.14)	(2.88)	(2.39)	(2.45)	(2.23)

Net asset value, end of period	$23.46	$23.70	$23.16	$28.09	$28.38	$27.66	$26.70	$26.94	$26.33

Total Return[c]	(2.06%)[b]	(1.94%)[b]	(2.43%)[b]	18.20%	18.52%	17.31%	22.24%	22.53%	21.33%
Ratios and Supplemental Data
Net assets, end of period (millions)	$5,309	$2,811	$1,093	$5,974	$3,942	$1,203	$5,785	$4,031	$1,145
Ratio of operating expenses to average net assets[e]	1.15%[a]	0.89%[a]	1.90%[a]	1.12%	0.87%	1.87%	1.12%	0.87%	1.87%
Ratio of net investment income to average net assets[f]	1.19%[a]	1.38%[a]	0.44%[a]	1.54%	1.80%	0.79%	1.57%	1.82%	0.81%
Portfolio turnover rate	9.03%[b]	9.03%[b]	9.03%[b]	34.29%	34.29%	34.29%	27.98%	27.98%	27.98%

* Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2005			2004			2003

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

$20.25	$20.37	$19.97	$17.50	$17.57	$17.28	$12.45	$12.48	$12.30

0.27	0.33	0.10	0.17	0.22	0.03	0.18	0.22	0.07

3.96	3.99	3.93	3.20	3.22	3.17	5.09	5.10	5.04

4.23	4.32	4.03	3.37	3.44	3.20	5.27	5.32	5.11

(0.24)	(0.25)	(0.06)	(0.47)	(0.49)	(0.36)	(0.21)	(0.22)	(0.12)

(0.11)	(0.11)	(0.11)	(0.15)	(0.15)	(0.15)	(0.01)	(0.01)	(0.01)

(0.35)	(0.36)	(0.17)	(0.62)	(0.64)	(0.51)	(0.22)	(0.23)	(0.13)

$24.13	$24.33	$23.83	$20.25	$20.37	$19.97	$17.50	$17.57	$17.28

21.16%	21.47%	20.28%	19.77%	20.09%	18.89%	42.96%	43.29%	41.91%

$4,866	$3,028	$994	$3,846	$2,152	$804	$2,345	$1,084	$390

1.18%	0.93%	1.93%	1.25%	1.00%	2.00%	1.31%	1.05%	2.05%

1.21%	1.46%	0.46%	0.90%	1.17%	0.17%	1.23%	1.48%	0.45%
19.40%	19.40%	19.40%	5.88%	5.88%	5.88%	3.46%	3.46%	3.46%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS—(Continued)

				Year Ended October 31,
	Six Months Ended April 30, 2008
	(Unaudited)			2007			2006

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of period	$17.01	$17.19	$16.87	$16.19	$16.34	$16.08	$14.95	$15.07	$14.90

Income from investment operations:
Net investment income	0.17	0.19	0.11	0.33	0.38	0.21	0.29	0.33	0.17
Net realized and unrealized (losses) gains on investments	(0.14)	(0.15)	(0.16)	1.45	1.46	1.44	1.46	1.48	1.47

Total from investment operations	0.03	0.04	(0.05)	1.78	1.84	1.65	1.75	1.81	1.64

Less distributions:
Dividends from net investment income	(0.31)	(0.35)	(0.19)	(0.30)	(0.33)	(0.20)	(0.24)	(0.27)	(0.19)
Distributions from capital gains	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)	(0.66)	(0.27)	(0.27)	(0.27)

Total distributions	(0.97)	(1.01)	(0.85)	(0.96)	(0.99)	(0.86)	(0.51)	(0.54)	(0.46)

Net asset value, end of period	$16.07	$16.22	$15.97	$17.01	$17.19	$16.87	$16.19	$16.34	$16.08

Total Return[c]	0.13%[b]	0.22%[b]	(0.32%)[b]	11.47%	11.78%	10.65%	12.05%	12.35%	11.26%
Ratios and Supplemental Data
Net assets, end of period (millions)	$302	$99	$208	$324	$104	$233	$254	$115	$161
Ratio of operating expenses to average net assets[e]	1.21%[a]	0.96%[a]	1.96%[a]	1.20%	0.95%	1.95%	1.25%	0.99%	1.99%
Ratio of net investment income to average net assets[f]	2.11%[a]	2.36%[a]	1.37%[a]	2.04%	2.32%	1.29%	1.87%	2.13%	1.13%
Portfolio turnover rate	10.66%[b]	10.66%[b]	10.66%[b]	32.54%	32.54%	32.54%	31.76%	31.76%	31.76%

*	Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2005			2004			2003

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

$13.95	$14.05	$13.92	$12.71	$12.76	$12.61	$10.56	$10.59	$10.48

0.20	0.24	0.10	0.22	0.27	0.13	0.19	0.23	0.11

1.35	1.36	1.35	1.66	1.65	1.64	2.46	2.45	2.43

1.55	1.60	1.45	1.88	1.92	1.77	2.65	2.68	2.54

(0.20)	(0.23)	(0.12)	(0.32)	(0.31)	(0.14)	(0.16)	(0.17)	(0.07)

(0.35)	(0.35)	(0.35)	(0.32)	(0.32)	(0.32)	(0.34)	(0.34)	(0.34)

(0.55)	(0.58)	(0.47)	(0.64)	(0.63)	(0.46)	(0.50)	(0.51)	(0.41)

$14.95	$15.07	$14.90	$13.95	$14.05	$13.92	$12.71	$12.76	$12.61

11.35%	11.65%	10.56%	15.38%	15.58%	14.43%	26.10%	26.34%	25.03%

$150	$68	$97	$62	$54	$29	$41	$49	$20

1.28%	1.04%	2.02%	1.38%	1.13%	2.13%	1.51%	1.26%	2.26%

1.40%	1.63%	0.67%	1.66%	2.00%	0.95%	1.72%	1.99%	0.97%
17.22%	17.22%	17.22%	23.47%	23.47%	23.47%	33.45%	33.45%	33.45%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS—(Continued)

				Year Ended October 31,
	Six Months Ended April 30, 2008
	(Unaudited)			2007			2006

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of period	$27.28	$27.48	$26.86	$23.48	$23.62	$23.17	$17.45	$17.55	$17.25

Income from investment operations:
Net investment (loss) income	(0.09)	(0.06)	(0.18)	(0.12)	(0.07)	(0.28)	(0.13)	(0.08)	(0.30)
Net realized and unrealized (losses) gains on investments	(1.43)	(1.44)	(1.40)	7.72	7.78	7.61	6.65	6.69	6.60

Total from investment operations	(1.52)	(1.50)	(1.58)	7.60	7.71	7.33	6.52	6.61	6.30

Less distributions:
Dividends from net investment income	(0.78)	(0.84)	(0.62)	(0.74)	(0.79)	(0.58)	(0.49)	(0.54)	(0.38)
Distributions from capital gains	(0.95)	(0.95)	(0.95)	(3.06)	(3.06)	(3.06)	—	—	—

Total distributions	(1.73)	(1.79)	(1.57)	(3.80)	(3.85)	(3.64)	(0.49)	(0.54)	(0.38)

Net asset value, end of period	$24.03	$24.19	$23.71	$27.28	$27.48	$26.86	$23.48	$23.62	$23.17

Total Return[c]	(5.44%)[b]	(5.31%)[b]	(5.79%)[b]	37.57%	37.93%	36.55%	37.97%	38.29%	36.95%
Ratios and Supplemental Data
Net assets, end of period (millions)	$819	$112	$184	$890	$166	$196	$774	$147	$158
Ratio of operating expenses to average net assets[e]	1.18%[a]	0.93%[a]	1.93%[a]	1.20%	0.95%	1.95%	1.21%	0.96%	1.96%
Ratio of net investment (loss) income to average net assets[f]	(0.67%)[a]	(0.43%)[a]	(1.42%)[a]	(0.55%)	(0.30%)	(1.30%)	(0.59%)	(0.34%)	(1.33%)
Portfolio turnover rate	5.56%[b]	5.56%[b]	5.56%[b]	16.37%	16.37%	16.37%	32.26%	32.26%	32.26%

*	Per share amounts have been calculated using the average shares method.
**	Amount represents less than $0.01 per share.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2005			2004			2003

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class Id	Class Cd

$16.82	$16.88	$16.76	$15.99	$16.03	$15.96	$10.41	$12.41	$12.41

(0.04)	0.00 **	(0.16)	(0.10)	(0.05)	(0.21)	(0.06)	(0.02)	(0.09)

0.67	0.67	0.65	1.49	1.48	1.47	5.72	3.64	3.64

0.63	0.67	0.49	1.39	1.43	1.26	5.66	3.62	3.55

—	—	—	(0.56)	(0.58)	(0.46)	(0.08)	—	—
—	—	—	—	—	—	—	—	—

—	—	—	(0.56)	(0.58)	(0.46)	(0.08)	—	—

$17.45	$17.55	$17.25	$16.82	$16.88	$16.76	$15.99	$16.03	$15.96

3.75%	3.97%	2.92%	8.59%	8.82%	7.79%	54.64%	29.17%[b]	28.61%[b]

$570	$84	$115	$516	$75	$92	$374	$30	$32

1.29%	1.04%	2.04%	1.39%	1.14%	2.14%	1.49%	1.23%[a]	2.19%[a]

(0.24%)	0.02%	(0.98%)	(0.62%)	(0.35%)	(1.34%)	(0.43%)	(0.24)%[a]	(1.26)%[a]
21.73%	21.73%	21.73%	3.61%	3.61%	3.61%	0.98%	0.98%[b]	0.98%[b]

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS—(Continued)

	Six Months Ended April 30, 2008 (Unaudited)			Year Ended October 31,

				2007			2006

	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of period	$30.22	$27.39	$29.79	$28.28	$26.12	$27.92	$26.42	$24.74	$26.11

Income from investment operations:
Net investment (loss) income	(0.07)	(0.16)	(0.10)	0.07 [g]	(0.13)[g]	0.05 [g]	(0.08)	(0.26)	(0.08)
Net realized and unrealized (losses) gains on investments	(6.31)	(6.15)	(6.29)	5.35	4.88	5.30	4.28	3.98	4.23

Total from investment operations	(6.38)	(6.31)	(6.39)	5.42	4.75	5.35	4.20	3.72	4.15

Less distributions:
Dividends from net investment income	0.06	—	0.07	—	—	—	—	—	—
Distributions from capital gains	2.89	2.89	2.89	(3.48)	(3.48)	(3.48)	(2.34)	(2.34)	(2.34)

Total distributions	2.95	2.89	2.96	(3.48)	(3.48)	(3.48)	(2.34)	(2.34)	(2.34)

Net asset value, end of period	$26.79	$23.97	$26.36	$30.22	$27.39	$29.79	$28.28	$26.12	$27.92

Total Return[c]	(1.40%)[b]	(1.75%)[b]	(1.36%)[b]	21.25%	20.34%	21.28%	16.80%	15.93%	16.81%
Ratios and Supplemental Data
Net assets, end of period (millions)	$697	$64	$89	$756	$65	$82	$671	$48	$46
Ratio of operating expenses to average net assets[e]	1.41%[a]	2.16%[a]	1.41%[a]	1.40%	2.15%	1.40%	1.41%	2.16%	1.41%
Ratio of net investment loss to average net assets[f]	(0.52%)[a]	(1.35%)[a]	(0.75%)[a]	0.26%[g]	(0.51%)[g]	0.18%[g]	(0.30%)	(1.05%)	(0.30%)
Portfolio turnover rate	24.05%[b]	24.05%[b]	24.05%[b]	50.26%	50.26%	50.26%	40.38%	40.38%	40.38%

*	Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.
See Notes to Financial Statements.

Year Ended October 31,

2005			2004			2003

Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

$25.81	$24.44	$25.54	$23.03	$21.99	$22.80	$19.47	$18.73	$19.29

(0.07)	(0.26)	(0.09)	(0.16)	(0.33)	(0.22)	(0.17)	(0.31)	(0.22)

2.38	2.26	2.36	3.41	3.25	3.43	3.73	3.57	3.73

2.31	2.00	2.27	3.25	2.92	3.21	3.56	3.26	3.51

—	—	—	—	—	—

(1.70)	(1.70)	(1.70)	(0.47)	(0.47)	(0.47)	—	—	—

(1.70)	(1.70)	(1.70)	(0.47)	(0.47)	(0.47)	—	—	—

$26.42	$24.74	$26.11	$25.81	$24.44	$25.54	$23.03	$21.99	$22.80

9.23%	8.43%	9.16%	14.30%	13.46%	14.27%	18.28%	17.41%	18.20%

$684	$36	$29	$601	$14	$17	$554	$11	$6

1.43%	2.17%	1.49%	1.46%	2.21%	1.72%	1.50%	2.25%	1.75%

(0.27%)	(1.03%)	(0.34%)	(0.63%)	(1.39%)	(0.91%)	(0.79%)	(1.55%)	(1.07%)
54.54%	54.54%	54.54%	44.68%	44.68%	44.68%	47.88%	47.88%	47.88%

FIRST EAGLE FUNDS

 NOTES TO FINANCIAL HIGHLIGHTS

a	Annualized
b	Not annualized
c	Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00%
d	May 15, 2003 inception date
e

The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Six Months Ended April 30, 2008[a] (Unaudited)			Year Ended October 31,

				2007			2006

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Global Fund	1.14%	0.89%	1.89%	1.12%	0.87%	1.87%	1.14%	0.89%	1.89%
First Eagle Overseas Fund	1.15%	0.90%	1.90%	1.12%	0.87%	1.87%	1.12%	0.87%	1.87%
First Eagle U.S. Value Fund	1.21%	0.96%	1.96%	1.20%	0.96%	1.95%	1.25%	1.00%	2.00%
First Eagle Gold Fund	1.19%	0.94%	1.94%	1.20%	0.95%	1.95%	1.22%	0.97%	1.97%

	Six Months Ended April 30, 2008[a] (Unaudited)			Year Ended October 31,

				2007			2006

	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America	1.42%	2.17%	1.42%	1.41%	2.16%	1.41%	1.41%	2.16%	1.41%

f

The ratio of net investment income (loss) to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Six Months Ended April 30, 2008[a] (Unaudited)			Year Ended October 31,

				2007			2006

	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C

First Eagle Global Fund	1.29%	1.57%	0.55%	1.39%	1.64%	0.64%	1.30%	1.57%	0.56%
First Eagle Overseas Fund	1.18%	1.38%	0.43%	1.54%	1.79%	0.78%	1.56%	1.82%	0.81%
First Eagle U.S. Value Fund	2.11%	2.36%	1.37%	2.04%	2.32%	1.28%	1.87%	2.12%	1.12%
First Eagle Gold Fund	(0.67%)	(0.43%)	(1.42%)	(0.56%)	(0.31%)	(1.31%)	(0.59%)	(0.34%)	(1.34%)

	Six Months Ended April 30, 2008[a] (Unaudited)			Year Ended October 31,

				2007			2006

	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A

First Eagle Fund of America	(0.53%)	(1.36%)	(0.76%)	0.25%[g]	(0.52%)[g]	0.17%[g]	(0.30%)	(1.05%)	(0.30%)

g

Investment income (loss) per share reflects special dividends received in the First Eagle Fund of America (Class Y, C and A) which amounted to $0.13, $0.12, and $0.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets both with and without the effect of earnings credits in First Eagle Fund of America (Class Y, C and A) would have been (0.22%), (0.99%), and (0.30%).

Year Ended October 31,

2005			2004			2003

Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I		Class C

1.20%	0.95%	1.95%	1.24%	0.99%	1.99%	1.32%	1.07%		2.07%
1.18%	0.93%	1.93%	1.25%	1.00%	2.00%	1.31%	1.06%		2.05%
1.28%	1.04%	2.02%	1.38%	1.13%	2.13%	1.51%	1.26%		2.26%
1.30%	1.05%	2.05%	1.39%	1.14%	2.14%	1.50%	1.23	%ad	2.19	%ad

Year Ended October 31,

2005			2004			2003

Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C		Class A

1.43%	2.17%	1.49%	1.46%	2.21%	1.72%	1.50%	2.25%		1.75%

Year Ended October 31,

2005				2004			2003

Class A	Class I	Class C		Class A	Class I	Class C	Class A	Class I		Class C

1.20%	1.48%	0.47%		1.46%	1.67%	0.66%	1.91%	2.10%		1.07%
1.21%	1.46%	0.46%		0.90%	1.17%	0.17%	1.23%	1.48%		0.45%
1.40%	1.63%	0.66%		1.66%	2.00%	0.95%	1.72%	1.99%		0.97%
(0.24%)	(0.01%)	(0.98%	)	(0.62%)	(0.35%)	(1.34%)	(0.43%)	(0.25	%)ad	(1.26	%)ad

Year Ended October 31,

2005				2004			2003

Class Y	Class C	Class A		Class Y	Class C	Class A	Class Y	Class C		Class A

(0.27%)	(1.04%)	(0.34%	)	(0.57%)	(1.32%)	(0.84%)	(0.79%)	(1.55%)		(1.07%)

FIRST EAGLE FUNDS

Fund Expenses
(Unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution (12b-1) and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on November 1, 2007 and held for the six months ended April 30, 2008.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual Total Return Without Sales Charges(2)		Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)

First Eagle Global Fund Class A	(0.16%	)	$1,000.00	$998.40	$5.61
First Eagle Global Fund Class I	(0.02%	)	1,000.00	999.80	4.38
First Eagle Global Fund Class C	(0.54%	)	1,000.00	994.60	9.32
First Eagle Overseas Fund Class A	(2.06%	)	1,000.00	979.40	5.66
First Eagle Overseas Fund Class I	(1.94%	)	1,000.00	980.60	4.38
First Eagle Overseas Fund Class C	(2.43%	)	1,000.00	975.70	9.33
First Eagle U.S. Value Fund Class A	0.13%		1,000.00	1,001.30	6.02
First Eagle U.S. Value Fund Class I	0.22%		1,000.00	1,002.20	4.78
First Eagle U.S. Value Fund Class C	(0.32%	)	1,000.00	996.80	9.73
First Eagle Gold Fund Class A	(5.44%	)	1,000.00	945.60	5.71
First Eagle Gold Fund Class I	(5.31%	)	1,000.00	946.90	4.50
First Eagle Gold Fund Class C	(5.79%	)	1,000.00	942.10	9.32
First Eagle Fund of America Class A	(1.36%	)	1,000.00	986.40	6.96
First Eagle Fund of America Class C	(1.75%	)	1,000.00	982.50	10.65
First Eagle Fund of America Class Y	(1.40%	)	1,000.00	986.00	6.96

(1)	For the six months ended April 30, 2008.
(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

(3)

Expenses are equal to the annualized expense ratio of 1.13%, 0.88%, 1.88%, 1.15%, 0.89%, 1.90%, 1.21%, 0.96%, 1.96%, 1.18%, 0.93%, 1.93%, 1.41%, 2.16% and 1.41% for the First Eagle Global Fund Class A, I and C; First Eagle Overseas Fund Class A, I and C; First Eagle U.S. Value Fund Class A, I and C; First Eagle Gold Fund Class A, I and C; and First Eagle Fund of America Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FIRST EAGLE FUNDS

Fund Expenses—(Continued)
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

First Eagle Global Fund Class A	5.00%	$1,000.00	$1,019.24	$5.67
First Eagle Global Fund Class I	5.00%	1,000.00	1,020.49	4.42
First Eagle Global Fund Class C	5.00%	1,000.00	1,015.51	9.42
First Eagle Overseas Fund Class A	5.00%	1,000.00	1,019.14	5.77
First Eagle Overseas Fund Class I	5.00%	1,000.00	1,020.39	4.47
First Eagle Overseas Fund Class C	5.00%	1,000.00	1,015.42	9.52
First Eagle U.S. Value Fund Class A	5.00%	1,000.00	1,018.85	6.07
First Eagle U.S. Value Fund Class I	5.00%	1,000.00	1,020.09	4.82
First Eagle U.S. Value Fund Class C	5.00%	1,000.00	1,015.12	9.82
First Eagle Gold Fund Class A	5.00%	1,000.00	1,019.00	5.92
First Eagle Gold Fund Class I	5.00%	1,000.00	1,020.24	4.67
First Eagle Gold Fund Class C	5.00%	1,000.00	1,015.27	9.67
First Eagle Fund of America Class A	5.00%	1,000.00	1,017.85	7.07
First Eagle Fund of America Class C	5.00%	1,000.00	1,014.12	10.82
First Eagle Fund of America Class Y	5.00%	1,000.00	1,017.85	7.07

(1)	For the six months ended April 30, 2008.
(2)

Expenses are equal to the annualized expense ratio of 1.13%, 0.88%, 1.88%, 1.15%, 0.89%, 1.90%, 1.21%, 0.96%, 1.96%, 1.18%, 0.93%, 1.93%, 1.41%, 2.16%, and 1.41% for the First Eagle Global fund Class A, I, and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I, and C; and First Eagle Fund of America Class A, C, and Y, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FIRST EAGLE FUNDS

ADDITIONAL INFORMATION
(Unaudited)

MANAGEMENT OF THE TRUST

          The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

          Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University; President, Middle East Studies Association	6	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	6

Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, The Wallace Foundation; Director, Vice Chair, and member of the Executive Committee, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Variable Funds (Chair)
(1 portfolio)

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Independent Trustee expires on his/her 70th birthday.
(3)	Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/ Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	6	Director, RenaissanceRe Holdings Ltd.; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6

Director, Leucadia National Corporation; Director, JZ Equity Partners, Plc. (U.K. investment trust company); Director, Columbia University School of International and Public Affairs; Chairman’s Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present(2)	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)

Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	6

Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds
(1 portfolio)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	April 1987 to present	Private Investor and Independent Consultant	6	Trustee, First Eagle Variable Funds (1 portfolio)

(1)	The term of office of each Independent Trustee expires on his/her 70th birthday.
(2)	Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	6

Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; President and Trustee, First Eagle Variable Funds (1 portfolio)

Jean-Marie Eveillard 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Portfolio Manager and Trustee	June 2008 to present (with portfolio management tenure described in next column)	Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds since March 2007 and prior to December 2004 (portfolio management responsibilities commenced 1979); Senior Advisor to Arnhold and S. Bleichroeder Advisers, LLC since January 2005	6	Portfolio Manager and Trustee, First Eagle Variable Funds (1 portfolio)

(1)	The term of office of each Interested Trustee is indefinite.

OFFICERS
Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; President and Chief Compliance Officer, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Variable Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present

General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Variable Funds

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Variable Funds

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund approved the Advisory Agreement between the Trust and the Adviser. The shareholders of the U.S. Value Fund approved the Advisory Agreement applicable to that Fund on August 31, 2001, and the shareholders of the First Eagle Fund of America approved the Advisory Agreement applicable to that Fund on December 10, 2002. The Board of Trustees of the Trust approved the Advisory Agreement most recently on December 11, 2007. In doing so, the Trustees considered the desirability of continuing the Fund’s historic relationship with the Adviser in light of the total compensation to be received by the Adviser, the expenses incurred by the Adviser in performing services under the Advisory Agreement and the total cost to the Fund of using the Adviser’s services, taking into account any expenses that the Adviser may pass to the Fund. The Trustees determined that the compensation to be received by the Adviser and the expenses both incurred by the Adviser and passed to the Fund are reasonable and appropriate in light of the nature, extent and quality of the services provided by the Adviser. Turnover among investment personnel was commented on, with the Trustees expressing their appreciation that management had secured the return of longtime portfolio manager Mr. Jean-Marie Eveillard, maintained the depth of the analyst team and added key resources in promoting Mr. Abhay Deshpande and hiring Mr. Bruce Greenwald as the Global Value team’s Director of Research. The Trustees also considered the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, and the effect of the advisory fee on the ratio of total expenses to total assets (including the allocation of the benefits of economies of scale among the parties as the Fund grows), which the Trustees determined are reasonable and appropriate. The Trustees noted, in particular, the generally low levels of soft dollars and the absence of any affiliated broker-dealer relationships. The Trustees also noted that the Fund’s expense ratio has declined over a period of years as the Fund has grown, suggesting that the shareholders are benefiting from economies of scale in the operation of the Fund. In addition, they compared competitive prices for comparable services and advisory fees charged to institutional clients of the Adviser and evaluated the Adviser’s past performance and reliability as well as its profitability, capabilities and financial condition. Among other things, the Trustees determined that the Adviser’s fees were competitive to those charged by investment advisers to similar funds (i.e., the Fund’s net management fee was approximately the same as or lower than its reviewed peer group average, except in the case of First Eagle Fund of America, whose net management fee was higher than average) and, given differences in the legal and practical requirements of such clients, to institutional clients of the Adviser, total compensation was reasonable, and the Fund’s expense ratio was reasonable both on an absolute basis and when compared to those of similar funds. The Trustees also determined that the Adviser’s past performance and reliability on behalf of the Fund were excellent (i.e., generally higher and more consistent on a medium- and long-term basis than the reviewed group average) when compared with investment advisers to similar funds and the Adviser’s profitability and financial condition were satisfactory. Attention was given to the fact that the advisory fee charged to the First Eagle Fund of America is higher than the reviewed peer group median. The Trustees determined this was appropriate in light of the superior service record delivered. They referred to the Fund’s consistent long-term performance and stability of the management team. The Trustees also noted their confidence in the capability and integrity of the senior management and staff of the Adviser. Accordingly, they concluded that the Advisory Agreement serves the interests of the Fund and its shareholders.

The shareholders of the First Eagle Fund of America approved the Subadvisory Agreement on December 10, 2002. The Board of Trustees approved the Agreement most recently on December 11, 2007. In doing so, the Trustees considered the desirability of continuing the Fund’s historic relationship with Messrs. Levy and Cohen and the Adviser’s commitment to supervise their provision of portfolio management services delivered by the Subadviser. They also noted that the fees paid to the Subadviser are paid by the Adviser and do not increase the advisory fees borne directly by Fund shareholders. In this regard, they noted positively the quality of the services (measured in terms of investment performance, which generally was higher and more consistent on a long-term basis than that of its reviewed peer group average) delivered by the Subadviser. They also considered the costs incurred by the Subadviser relative to these services and to the fees paid under the Subadvisory Agreement. In doing so, they considered the effects of other benefits to the Subadviser resulting from its relationship to the Fund, including soft dollar and other service benefits. The Trustees concluded that the Subadvisory Agreement serves the interest of the Fund and its shareholders. (A number of the factors evaluated by the Trustees in considering the Advisory Agreement were found not to be additionally relevant in respect of the Subadvisory Agreement, principally because the payments in question had been separately evaluated in respect of the Advisory Agreement.)

The Advisory Agreement, and additionally with respect to the First Eagle Fund of America, the Subadvisory Agreement, will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreement provides that Iridian will not be liable for any error of judgment or for any loss suffered by the First Eagle Fund of America in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

This prospectus is printed on recycled paper which is 30% post-industrial recycled fiber and manufactured using biogas energy.

First Eagle Funds	Investment Adviser
1345 Avenue of the Americas	Arnhold and S. Bleichroeder
New York, NY 10105	Advisers, LLC
www.firsteaglefunds.com	1345 Avenue of the Americas
New York, NY 10105
Trustees
Lisa Anderson	Legal Counsel
John P. Arnhold	Shearman & Sterling LLP
Candace K. Beinecke (Chair)	599 Lexington Avenue
Jean-Marie Eveillard	New York, NY 10022
Jean D. Hamilton
James E. Jordan	Custodian
William M. Kelly	State Street Bank and Trust Company
Paul J. Lawler	801 Pennsylvania
Dominique Raillard	Kansas City, MO 64105

Officers	Shareholder Servicing Agent
John P. Arnhold	DST Systems, Inc.
President	330 West 9th Street
Kansas City, MO 64105
Robert Bruno	(800) 334-2143
Chief Operations & Financial Officer
Underwriter
Mark D. Goldstein	First Eagle Funds Distributors,
Chief Compliance Officer	a division of ASB Securities LLC
1345 Avenue of the Americas
Suzan J. Afifi	New York, NY 10105
Vice President & Secretary
Independent Registered
Michael Luzzatto	Public Accounting Firm
Assistant Vice President	PricewaterhouseCoopers LLP
300 Madison Avenue
Winnie Chin	New York, NY 10017
Assistant Treasurer

Philip Santopadre
Assistant Treasurer

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

The financial information included herein is taken from records of the Funds without examination by the Funds’ independent auditors, who do not express an opinion thereon.

Item 2.           Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.           Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.           Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.           Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6.           Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.           Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.           Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10.         Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.         Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a -2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a -2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: July 2, 2008

By (Signature and Title)*	/s/ Robert Bruno
Robert Bruno, Principal Financial Officer

Date: July 2, 2008

*          Print the name and title of each signing officer under his or her signature.